UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-2183
                                   ---------------------------------------------

                         MassMutual Corporate Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     1500 Main Street, Suite 600, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                 Rodney J. Dillman, Vice President and Secretary
    1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 12/31/06
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

[PHOTO]





[LOGO] MASSMUTUAL CORPORATE INVESTORS
       2006 ANNUAL REPORT

MassMutual Corporate Investors

MASSMUTUAL
CORPORATE INVESTORS
c/o Babson Capital Management LLC
1500 Main Street, Suite 600
Springfield, Massachusetts 01115
(413) 226-1516
http://www.babsoncapital.com/mci

ADVISER
Babson Capital Management LLC
1500 Main Street
Springfield, Massachusetts 01115

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

 MCI
LISTED
 NYSE

[BACKGROUND PHOTO]
                         MassMutual Corporate Investors

MassMutual Corporate Investors is a closed-end investment company, first offered to the public over 35 years ago, whose shares are traded on the New York Stock Exchange.

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of MassMutual Corporate Investors have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on MassMutual Corporate Investors' website: http://www. babsoncapital.com/mci; and (3) on the U.S. Securities and Exchange Commission ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on MassMutual Corporate Investors' website: http://www.babsoncapital.com/mci; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q

MassMutual Corporate Investors files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516. Or visiting http://www.babsoncapital.com/mci.

                                                  MassMutual Corporate Investors

                                                              [BACKGROUND PHOTO]
INVESTMENT OBJECTIVE & POLICY

MassMutual Corporate Investors (the "Trust") is a closed-end investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers as "MassCp" or "MassMuInv" under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations with equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers, which tend to be smaller companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 27, 2007 at 2:00 P.M. in Springfield, Massachusetts.

PORTFOLIO COMPOSITION AS OF 12/31/06*

[PIE CHART APPEARS HERE]

Public Equity 1.4%

Private High
Yield Debt 45.7%

Private Investment
Grade Debt 5.4%

Private/Restricted
Equity 15.3%

Cash & Short Term
Investments 4.4%

Public High
Yield Debt 27.8%

*BASED ON VALUE OF TOTAL INVESTMENTS (INCLUDING CASH)

MassMutual Corporate Investors

[BACKGROUND PHOTO]

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2006.

THE TRUST'S 2006 PORTFOLIO PERFORMANCE

The Trust's net total portfolio rate of return for 2006 was 18.09%, as measured by the change in net asset value, assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $251,689,646, or $27.51 per share, as of December 31, 2006 compared to $236,275,418, or $26.06 per share, as of December 31, 2005. The Trust paid a quarterly dividend of 48 cents per share for the first quarter of 2006 and then 50 cents per share for the next three quarters, with the fourth quarter dividend paid in January 2007. In addition, the Trust declared a special year-end dividend of 50 cents per share, paid in January 2007 to shareholders of record on December 29, 2006, bringing total dividends for the year to $2.48. All in all, we are very pleased with the Trust's 2006 portfolio performance.

[PHOTO OF OFFICERS]

LEFT TO RIGHT:
Clifford M. Noreen
PRESIDENT
Roger W. Crandall
CHAIRMAN

                                                  MassMutual Corporate Investors

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

[BAR CHART APPEARS HERE]

       27.14   17.12    7.53    7.28    5.91    4.80   22.61   22.76   20.04   18.09   MASSMUTUAL CORPORATE
                                                                                       INVESTORS (BASED ON CHANGE
                                                                                       IN THE NET ASSET VALUE WITH
                                                                                       REINVESTED DIVIDENDS)

       31.04   33.77   25.89  -16.26  -11.67  -23.51   28.34   10.20    3.98   14.79   STANDARD & POOR'S
                                                                                       INDUSTRIALS COMPOSITE
                                                                                       (FORMERLY CALLED THE STANDARD
                                                                                       & POOR'S INDUSTRIAL PRICE INDEX)

        8.36    8.29    0.16    9.46    9.77   10.14    6.91    4.08    1.42    4.49   LEHMAN BROTHERS
                                                                                       INTERMEDIATE
                                                                                       U.S. CREDIT INDEX
                                                                                       (FORMERLY CALLED THE LEHMAN
                                                                                       BROTHERS INTERMEDIATE
                                                                                       CORPORATE BOND INDEX)
        1997    1998    1999    2000    2001    2002    2003    2004    2005    2006

*DATA FOR MASSMUTUAL CORPORATE INVESTORS (THE "TRUST") REPRESENTS PORTFOLIO RETURNS BASED ON CHANGE IN THE TRUST'S NET ASSET VALUE ASSUMING THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS WHICH DIFFERS FROM THE TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DUE TO THE DIFFERENCE BETWEEN THE TRUST'S NET ASSET VALUE AND THE MARKET VALUE OF ITS SHARES OUTSTANDING (SEE PAGE 12 FOR TOTAL INVESTMENT RETURN BASED ON MARKET VALUE); PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[PHOTO OF OFFICERS]

LEFT TO RIGHT:
James M. Roy
VICE PRESIDENT &
CHIEF FINANCIAL OFFICER
Rodney J. Dillman
VICE PRESIDENT, SECRETARY &
CHIEF LEGAL OFFICER

MassMutual Corporate Investors

The table shown below lists the average annual returns of the Trust's portfolio, based on the change in net assets, assuming the reinvestment of all dividends and distributions, compared to the average annual returns of selected equity and fixed income market indices for the 1, 3, 5 and 10 years ended December 31, 2006.

The U.S. economy and investment markets started the year slowly amid lukewarm expectations due to concerns over inflation and the housing market, yet 2006 concluded with some very strong performance, especially in the equity markets. A key date was June 29th, when the Federal Reserve Board completed its fourth and final quarter-point interest rate increase for the year (and 17th since mid-2004).

                             LEHMAN              LEHMAN            STANDARD
                            BROTHERS            BROTHERS           & POOR'S
              THE       U.S. CORPORATE        INTERMEDIATE        INDUSTRIALS      RUSSELL
             TRUST     HIGH YIELD INDEX     U.S. CREDIT INDEX*    COMPOSITE**     2000 INDEX
1 Year       18.09%          11.85%               4.49%             14.79%          18.37%
3 Year       20.28%           8.49%               3.32%              9.57%          13.56%
5 Year       17.46%          10.18%               5.37%              5.25%          11.39%
10 Year      15.06%           6.59%               6.25%              7.72%           9.44%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
*FORMERLY CALLED THE LEHMAN BROTHERS INTERMEDIATE CORPORATE BOND INDEX. ****FORMERLY CALLED THE STANDARD & POOR'S INDUSTRIAL PRICE INDEX.

LEFT TO RIGHT:

Jill A. Fields
VICE PRESIDENT

Michael P. Hermsen
VICE PRESIDENT

Michael L. Klofas
VICE PRESIDENT

Richard E. Spencer, II
VICE PRESIDENT

[PHOTO OF OFFICERS]

                                                  MassMutual Corporate Investors

Eventually, commodity prices tumbled, relieving some inflation fears, and economic growth was sustained even as the housing market declined. The market focused on continued solid earnings growth, reasonable inflation and stable interest rates.

Overall, the US economy remains in good shape, but not without question marks. The unemployment rate in 2006 dropped to 4.5 percent from 5 percent the previous year, according to the US Department of Labor. However, core inflation was up to
2.6 percent from 2.2 percent in both 2005 and 2004, and the value of the dollar versus several other currencies dropped in 2006 and is expected to continue to drop in 2007.

Investors continued to witness an ever stronger corporate-credit market in 2006. Corporate credit defaults around the globe continued their downward trend for the fifth consecutive year, as reported by Moody's Investors Service. Moody's global issuer-weighted speculative-grade default rate finished the year at 1.7 percent, down from 1.9 percent in 2005 and its lowest level since 1996. Moody's expects the default rate to climb in 2007 but remain well below its historical average of 5 percent.

[BACKGROUND PHOTO]

Overall, the Trust closed 24 new private placement transactions during 2006 - a record number - and added to eight existing private placement investments. Total direct placement volume of $56,483,647 is also a record for the Trust.

New private placement transactions invested in during the year were: Momentum Holding Co.; NABCO, Inc.; Duncan Systems, Inc.; Flutes Inc.; OakRiver Technology, Inc.; Overton's Holding Company; Magnatech International Inc.; Wellborn Forest Holding Co.; Bravo Sports Holding Corporation; Davis- Standard LLC; F H S Holdings LLC; Fowler Holding, Inc.; Fuel Systems Holding Corporation; H M Holding Company; K N B Holdings Corporation; Monessen Holding Corporation; Morton Industrial Group, Inc.; Ontario Drive & Gear Ltd.; PA S Holdco LLC; P I I Holding Corporation; Postle Aluminum Company LLC; R AJ Manufacturing Holdings LLC; Radiac Abrasives, Inc.; and Stanton Carpet Holding Co.

In addition, the Trust added to existing private placement investments in Augusta Sportswear Holding Co.; A T I Acquisition Company; American Hospice Management Holding LLC; River Ranch Fresh Foods LLC; Consolidated Foundries Holdings; Eagle Pack Pet Foods, Inc.; Micro-Group, Inc.; and Terra Renewal Services, Inc.

MassMutual Corporate Investors

THE OUTLOOK FOR 2007

Optimism abounds at the beginning of 2007 based on events in the fourth quarter of 2006, but history reminds us that there are no assurances a year will finish as it starts. Consumer confidence remains strong, and there are indications that the housing market may be through the worst of the downturn that started in 2006. Oil prices fell precipitously at the end of 2006 after significant increases in 2004 and 2005. The Fed indicates that it is on hold with interest rates for the time being, and the corporate debt market appears in good shape. However, Treasury bond activity is sending mixed signals, the dollar continues to drop, and instability and conflict in the Middle East could create new problems at any time. As always, no one can predict the future with any degree of certainty.

Regarding mergers and acquisitions (M&A), there are strong indications that the record M&Aactivity of 2006 around the globe could continue into 2007. Last year was the world's most active M&A environment ever, with $3.79 trillion in announced deals worldwide, up 38 percent from 2005, according to Thomson Financial. Private equity firms had a larger than ever role last year, taking part in 20 percent of these deals, and it is estimated that these firms still have some $750 billion in capital ready to go to work. Buyout firms also appear more willing than most corporations to use debt financing, and the current good health of credit markets may allow buyout firms to push the M&A boom further.

Regardless of the economic environment, however, the Trust continues to repeatedly employ the investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. This philosophy, combined with Babson Capital's seasoned investment-management team and the Trust's financial position, contribute to the Trust being well positioned for future investment opportunities that meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of MassMutual Corporate Investors.

Sincerely,

/S/ Clifford M. Noreen,
--------------------------
Clifford M. Noreen,
PRESIDENT

CAUTIONARY NOTICE: CERTAIN STATEMENTS CONTAINED IN THIS REPORT TO SHAREHOLDERS MAY BE "FORWARD LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION ACT OF 1995. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE FORECASTED.

--------------------------------------------------------------------------------
2006            Record    Net Investment    Short-Term     Tax     Long-Term
Dividends        Date         Income           Gains      Effect     Gains
--------------------------------------------------------------------------------
Regular        05/02/06      $0.4800            --                  $0.0000
               07/28/06       0.5000            --                     --
               10/30/06       0.5000            --                     --
               12/29/06       0.5000            --                     --
Special        12/29/06       0.4860         $0.0140                   --
                             ----------------------------------------------
                             $2.4660         $0.0140     $2.4800    $0.0000
                             ----------------------------------------------

The following table summarizes the tax effects of the retention of capital gains for 2006:

                                Amount Per Share            Form 2439
--------------------------------------------------------------------------------
2006 Gains Retained                  1.9399                  Line 1a
Long-Term Gains Retained             1.9399
Taxes Paid                           0.6790                  Line 2*
Basis Adjustment                     1.2609                     **
--------------------------------------------------------------------------------

*IF YOU ARE NOT SUBJECT TO FEDERAL CAPITAL GAINS TAX (E.G., CHARITABLE ORGANIZATIONS, IRAS AND KEOGH PLANS), YOU MAY BE ABLE TO CLAIM A REFUND BY FILING FORM 990-T.
**FOR FEDERAL INCOME TAX PURPOSES, YOU MAY INCREASE THE ADJUSTED COST BASIS OF YOUR SHARES BY THIS AMOUNT (THE EXCESS OF LINE 1A OVER LINE 2).

                    Qualified for Dividend                                       Interest Earned on
Annual Dividend      Received Deduction***        Qualified Dividends****      U.S. Gov't. Obligations
Amount Per Share    Percent   Amount Per Share   Percent   Amount Per Share   Percent   Amount Per Share
---------------------------------------------------------------------------------------------------------
     $2.48          14.9716%       0.3713        14.9703%       0.3713        0.0000%       0.0000
---------------------------------------------------------------------------------------------------------

***NOT AVAILABLE TO INDIVIDUAL SHAREHOLDERS
****QUALIFIED DIVIDENDS ARE REPORTED IN BOX 1B ON IRS FORM 1099-DIV FOR 2006

                                                  MassMutual Corporate Investors
--------------------------------------------------------------------------------








Consolidated Statement of Assets and Liabilities . . . . . . . . . . . . .     8

Consolidated Statement of Operations . . . . . . . . . . . . . . . . . . .     9

Consolidated Statement of Cash Flows . . . . . . . . . . . . . . . . . . .    10

Consolidated Statements of Changes in Net Assets . . . . . . . . . . . . .    11

Consolidated Selected Financial Highlights . . . . . . . . . . . . . . . .    12

Consolidated Schedule of Investments . . . . . . . . . . . . . . . . . . . 13-33

Notes to Consolidated Financial Statements . . . . . . . . . . . . . . . . 34-37

Report of Independent Registered Public Accounting Firm. . . . . . . . . .    38

Interested Trustees. . . . . . . . . . . . . . . . . . . . . . . . . . . . 39-40

Independent Trustees . . . . . . . . . . . . . . . . . . . . . . . . . . . 41-43

Officers of the Trust. . . . . . . . . . . . . . . . . . . . . . . . . . .    44

MassMutual Corporate Investors
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006


ASSETS:
Investments
   (See Consolidated Schedule of Investments)
   Corporate restricted securities at fair value
     (Cost - $184,641,225)                                        $ 187,640,308
   Corporate public securities at market value
     (Cost - $ 79,333,836)                                           82,519,303
   Short-term securities at amortized cost                            7,188,341
                                                                  -------------
                                                                    277,347,952
                                                                  -------------

Cash                                                                  5,184,468
Interest and dividends receivable                                     6,134,665
Receivable for investments sold                                         500,863
                                                                  -------------
   TOTAL ASSETS                                                   $ 289,167,948
                                                                  -------------

LIABILITIES:
Dividend payable                                                  $   9,149,919
Investment advisory fee payable                                         786,530
Note payable                                                         20,000,000
Interest payable                                                        188,856
Accrued expenses                                                        165,977
Accrued taxes payable                                                 7,187,020
                                                                  -------------
   TOTAL LIABILITIES                                                 37,478,302
                                                                  -------------
   TOTAL NET ASSETS                                                 251,689,646
                                                                  =============

NET ASSETS:
Common shares, par value $1.00 per share; an unlimited
  number authorized                                                   9,149,919
Additional paid-in capital                                          108,209,270
Retained net realized gain on investments, prior years              115,317,244
Undistributed net investment income                                   1,798,902
Accumulated net realized gain on investments                         11,680,778
Net unrealized appreciation of investments                            5,533,533
                                                                  -------------
   TOTAL NET ASSETS                                                 251,689,646
                                                                  -------------

COMMON SHARES ISSUED AND OUTSTANDING                                  9,149,919
                                                                  -------------
NET ASSET VALUE PER SHARE                                         $       27.51
                                                                  =============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                                  MassMutual Corporate Investors
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006


INVESTMENT INCOME:
Interest                                                          $  23,856,919
Dividends                                                             1,589,829
Other                                                                   366,518
                                                                  -------------
   TOTAL INVESTMENT INCOME                                           25,813,266
                                                                  -------------
EXPENSES:
Investment advisory fees                                              3,192,645
Interest                                                              1,516,645
Professional fees                                                       120,500
Trustees' fees and expenses                                             160,500
Reports to shareholders                                                 111,000
Custodian fees                                                           34,000
Transfer agent/registrar's expenses                                      32,000
Other                                                                    67,288
                                                                  -------------
   TOTAL EXPENSES                                                     5,234,578
                                                                  -------------

   Fees paid indirectly (see Footnote 2.F)                             (102,455)
                                                                  -------------
   NET EXPENSES                                                       5,132,123
                                                                  -------------
INVESTMENT INCOME - NET                                              20,681,143
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments before taxes                        18,942,246
Income tax expense                                                   (6,640,555)
                                                                  -------------
Net realized gain on investments                                     12,301,691
                                                                  -------------
Net change in unrealized appreciation of investments                  2,831,497
Net change in deferred income tax expense                              (375,445)
                                                                  -------------
Net change in unrealized appreciation of investments                  2,456,052
                                                                  -------------
NET GAIN ON INVESTMENTS                                              14,757,743
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  35,438,886
                                                                  =============


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MassMutual Corporate Investors
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2006


NET DECREASE IN CASH:
Cash flows from operating activities:
   Interest, dividends, and other received                        $  23,341,010
   Interest expense paid                                             (1,515,500)
   Operating expenses paid                                           (3,526,384)
   Income taxes paid                                                 (7,401,446)
                                                                  -------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES                       10,897,680
                                                                  -------------

Cash flows from investing activities:
   Purchases/Proceeds/Maturities from short-term portfolio
     securities, net                                                 17,471,640
   Purchases of portfolio securities                                (98,552,036)
   Proceeds from disposition of portfolio securities                 89,029,580
                                                                  -------------
     NET CASH PROVIDED BY INVESTING ACTIVITIES                        7,949,184
                                                                  -------------
     NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES         18,846,864
                                                                  =============

Cash flows from financing activities:
   Cash dividends paid from net investment income                   (20,296,206)
   Cash dividends paid from net realized gain on investments         (1,446,640)
   Receipts for shares issued on reinvestment of dividends            2,619,000
                                                                  -------------
     NET CASH USED FOR FINANCING ACTIVITIES                         (19,123,846)
                                                                  -------------

NET DECREASE IN CASH                                                   (276,982)
Cash - beginning of year                                              5,461,450
                                                                  -------------
CASH - END OF YEAR                                                $   5,184,468
                                                                  =============

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH
PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  35,438,886
                                                                  -------------
   Increase in investments                                          (15,601,109)
   Increase in interest and dividends receivable                     (1,111,949)
   Decrease in receivable for investments sold                          416,242
   Decrease in other assets                                              49,175
   Increase in investment advisory fee payable                           48,169
   Increase in interest payable                                           1,145
   Decrease in accrued expenses                                          (8,249)
   Decrease in accrued taxes payable                                   (385,446)
                                                                  -------------
     TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                (16,592,022)
                                                                  -------------
     NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES      $  18,846,864
                                                                  =============


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MassMutual Corporate Investors
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                         2006          2005
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
Operations:
   Investment income - net                           $ 20,681,143  $ 18,371,097
   Net realized gain on investments                    12,301,691    15,531,627
   Net change in unrealized appreciation of
     investments                                        2,456,052     2,199,515
                                                     ------------  ------------
   Net increase in net assets resulting from
     operations                                        35,438,886    36,102,239
                                                     ------------  ------------

   Increase from common shares issued on reinvestment
     of dividends Common shares issued
     (2006 - 84,966; 2005 - 86,526)                     2,619,000     2,375,977


Dividends to shareholders from:
   Net investment income (2006 - $2.47 per share;
     2005 - $2.11 per share)                          (22,518,167)  (19,033,162)
   Net realized gains on investments (2006 - $0.01;
     2005 - $0.18 per share)                             (125,491)   (1,674,784)
                                                     ------------  ------------
     TOTAL INCREASE IN NET ASSETS                      15,414,228    17,770,270
                                                     ------------  ------------

NET ASSETS, BEGINNING OF YEAR                         236,275,418   218,505,148
                                                     ------------  ------------

NET ASSETS, END OF YEAR (INCLUDING UNDISTRIBUTED
NET INVESTMENT INCOME OF $1,798,902 AND $1,848,444,
RESPECTIVELY)                                        $251,689,646  $236,275,418
                                                     ============  ============



SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MassMutual Corporate Investors
--------------------------------------------------------------------------------

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:
For the years ended December 31,              2006        2005        2004        2003        2002
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE: BEGINNING OF YEAR         $    26.06  $    24.34  $    21.84  $    19.40  $    20.07
                                           ----------  ----------  ----------  ----------  ----------
Net investment income(a)                         2.27        2.03        2.00        1.44        1.53
Net realized and unrealized
  gain (loss) on investments                     1.62        1.96(b)     2.64        2.83       (0.59)

Total from investment operations                 3.89        3.99        4.64        4.27        0.94
                                           ----------  ----------  ----------  ----------  ----------
Dividends from net investment
  income to common shareholders                 (2.47)      (2.11)      (2.16)      (1.84)      (1.44)

Dividends from net realized gain
  on investments to common shareholders         (0.01)      (0.18)         --          --       (0.18)

Increase from dividends reinvested               0.04        0.02        0.02        0.01        0.01

Total dividends                                 (2.44)      (2.27)      (2.14)      (1.83)      (1.61)
                                           ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE: END OF YEAR               $    27.51  $    26.06  $    24.34  $    21.84  $    19.40
                                           ----------  ----------  ----------  ----------  ----------
PER SHARE MARKET VALUE: END OF YEAR        $    34.89  $    30.05  $    28.50  $    22.90  $    19.49
                                           ==========  ==========  ==========  ==========  ==========


Total investment return
   Market value                                 29.04%      16.95%      36.10%      27.53%       1.35%
   Net asset value(c)                           18.09%      20.04%      22.76%      22.61%       4.80%

Net assets (in millions):
   End of year                             $   251.69  $   236.28  $   218.51  $   193.79  $   171.03

Ratio of operating expenses
  to average net assets                          1.43%       1.78%       1.93%       2.04%       1.82%

Ratio of interest expense
  to average net assets                          0.60%       0.73%       0.77%       0.82%       0.86%

Ratio of total expenses before custodian
  reduction to average net assets                2.07%       2.52%       2.70%       2.86%       2.68%

Ratio of net expenses after custodian
  reduction to average net assets                2.03%       2.51%       2.70%       2.86%       2.68%

Ratio of net investment income
to average net assets                            8.19%       7.98%       8.68%       6.95%       7.65%

Portfolio turnover                              34.70%      35.22%      53.45%      56.10%      34.02%




(a) CALCULATED USING AVERAGE SHARES.

(b) AMOUNT INCLUDES $0.19 PER SHARE IN LITIGATION PROCEEDS.

(c) NET ASSET VALUE RETURN REPRESENTS PORTFOLIO RETURNS BASED ON CHANGE IN THE TRUST'S NET ASSET VALUE
    ASSUMING THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS WHICH DIFFERS FROM THE TOTAL INVESTMENT
    RETURN BASED ON THE TRUST'S MARKET VALUE DUE TO THE DIFFERENCE BETWEEN THE TRUST'S NET ASSET VALUE
    AND THE MARKET VALUE OF ITS SHARES OUTSTANDING; PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


Senior securities:
   Total principal amount (in millions)      $     20    $     20    $     29    $     20    $     20
   Asset coverage per $1,000 of indebtedness $ 13,584    $ 12,814    $  8,535    $ 10,689    $  9,551

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities - 74.55%:(A)                           Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
Private Placement Investments - 69.30%
A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in Texas, Florida and Arizona.
12% Senior Subordinated Note due 2012                                    $   2,125,000   04/08/04   $   2,125,000   $   2,000,160
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                        2,323 shs.   04/08/04            --                23
Warrant, exercisable until 2012, to purchase
  preferred stock at $.01 per share (B)                                    63,287 shs.   03/23/06          63,958             633
                                                                                                    -------------   -------------
                                                                                                        2,188,958       2,000,816
                                                                                                    -------------   -------------
ADORN, INC.
A manufacturer of wall panels, cabinets, moldings and countertops for houses and recreational vehicles.
12.5% Subordinated Note due 2012                                         $   1,465,517   02/29/00       1,386,570       1,465,517
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share                                              364 shs.   02/29/00         307,759         613,305
                                                                                                    -------------   -------------
                                                                                                        1,694,329       2,078,822
                                                                                                    -------------   -------------
AMERCABLE, INC.
A manufacturer of electric power, instrumentation and control cables, primarily for the mining and oil and gas industries.
12% Senior Subordinated Note due 2013                                    $   1,101,852   04/08/05       1,044,896       1,123,889
Limited Partnership Interest (B)                                            0.36% int.   04/07/05          78,704         165,270
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          125 shs.   04/08/05         122,463         262,206
                                                                                                    -------------   -------------
                                                                                                        1,246,063       1,551,365
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2010                                    $   2,125,000   01/22/04       1,944,555       2,163,099
Preferred Class AUnit (B)                                                   3,223 uts.          *         322,300         322,300
Common Class B Unit                                                        30,420 uts.   01/22/04               1          34,606
Common Class D Unit (B)                                                     6,980 uts.   09/12/06               1           7,940
                                                                                                    -------------   -------------
*01/22/04 AND 09/12/06.                                                                                 2,266,857       2,527,945
                                                                                                    -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2012                                    $   1,627,660   05/18/05       1,532,974       1,648,065
Common Stock (B)                                                              497 shs.   05/18/05         497,340         507,003
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          130 shs.   05/18/05         112,128         132,913
                                                                                                    -------------   -------------
                                                                                                        2,142,442       2,287,981
                                                                                                    -------------   -------------
AUGUSTA SPORTSWEAR HOLDING CO.
A manufacturer and distributor of athletic apparel, activewear and team uniforms.
12% Senior Subordinated Note due 2012                                    $   1,686,800   12/31/04       1,586,441       1,742,912
Common Stock (B)                                                              520 shs.         **         519,622         934,866
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          137 shs.   12/31/04         119,482         247,358
                                                                                                    -------------   -------------
**12/31/04, 03/31/05 AND 05/02/06.                                                                      2,225,545       2,925,136
                                                                                                    -------------   -------------
BETA BRANDS LTD.
A manufacturer of hard candy and chocolate-coated products sold primarily to the Canadian market.
5% Promissory Note due 2009 (B)                                          $     195,498   03/31/04         195,498            --
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                        4,895 shs.   03/31/04               1            --
                                                                                                    -------------   -------------
                                                                                                          195,499            --
                                                                                                    -------------   -------------

                                                                                                                               13

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014                                  $   2,281,593   06/30/06   $   2,147,176   $   2,222,666
Preferred Stock Class A(B)                                                    879 shs.   06/30/06         268,121         254,713
Common Stock (B)                                                                1 shs.   06/30/06             286             272
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          309 shs.   06/30/06          92,102               3
                                                                                                    -------------   -------------
                                                                                                        2,507,685       2,477,654
                                                                                                    -------------   -------------
CAINS FOODS, L.P.
A producer of mayonnaise and sauce products for both the retail and food service markets.
Limited Partnership Interest                                                3.69% int.   09/29/95          45,046         127,333
                                                                                                    -------------   -------------
CAPESUCCESS LLC
A provider of diversified staffing services.
Preferred Membership Interests (B)                                          1,882 uts.   04/29/00           8,396             420
Common Membership Interests (B)                                            24,318 uts.   04/29/00         108,983           5,442
                                                                                                    -------------   -------------
                                                                                                          117,379           5,862
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)                                                              109 shs.          *             503          55,408
                                                                                                    -------------   -------------
*12/30/97 AND 05/29/99

COEUR, INC.
A producer of proprietary, disposable power injection syringes.
8.75% Senior Secured Term Note due 2010                                  $     462,862   04/30/03         462,862         470,645
11.5% Senior Subordinated Note due 2011                                  $     424,819   04/30/03         397,498         428,961
Common Stock (B)                                                          126,812 shs.   04/30/03         126,812         249,946
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       87,672 shs.   04/30/03          40,804         172,802
                                                                                                    -------------   -------------
                                                                                                        1,027,976       1,322,354
                                                                                                    -------------   -------------
COINING CORPORATION OF AMERICA LLC
A manufacturer of close tolerance parts and metal stampings.
10.62% Senior Secured Revolving Credit Facility due 2007 (C)             $      43,210   01/07/02          43,210          43,037
10.62% Senior Secured Tranche ANote due 2007 (C)                         $     708,875   06/26/01         705,875         700,749
13% Senior Secured Tranche B Note due 2008                               $     648,148   06/26/01         648,148         653,605
Limited Partnership Interest (B)                                            6.38% int.   06/26/01         324,074       1,647,916
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                      107,036 shs.   06/26/01          79,398         544,277
                                                                                                    -------------   -------------
                                                                                                        1,800,705       3,589,584
                                                                                                    -------------   -------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
12% Senior Subordinated Note due 2012 (D)                                $   2,001,121         **       1,840,888       1,801,009
Limited Partnership Interest (B)                                            7.74% int.        ***         189,586           1,896
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          174 shs.         **         160,233               2
                                                                                                    -------------   -------------
**08/12/04 AND 01/18/05. ***08/12/04 AND 01/14/05.                                                      2,190,707       1,802,907
                                                                                                    -------------   -------------
14

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED FOUNDRIES HOLDINGS
A manufacturer of engineered cast metal components for the global aerospace and defense industries.
12% Senior Subordinated Note due 2013                                    $   2,185,714   06/15/05   $   2,097,458   $   2,204,129
Common Stock (B)                                                              509 shs.          *         526,096         457,839
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          103 shs.   06/15/05         100,668               1
                                                                                                    -------------   -------------
*06/15/05 AND 05/22/06.                                                                                 2,724,222       2,661,969
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
12% Senior Subordinated Note due 2013                                    $   2,550,000   08/04/05       2,426,483       2,575,500
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           20 shs.   08/04/05         137,166          67,691
                                                                                                    -------------   -------------
                                                                                                        2,563,649       2,643,191
                                                                                                    -------------   -------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad range of capital equipment that is used in the extrusion, conversion, and processing of plastic materials.
12% Senior Subordinated Note due 2014                                    $   1,847,826   10/30/06       1,727,952       1,819,535
Limited Partnership Interest (B)                                          702,174 uts.   10/30/06         702,174         667,065
Warrant, exercisable until 2014, to purchase
  preferred stock at $.01 per share (B)                                        50 shs.   10/30/06          49,830               1
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           34 shs.   10/30/06          34,000            --
                                                                                                    -------------   -------------
                                                                                                        2,513,956       2,486,601
                                                                                                    -------------   -------------
DEXTER MAGNETICS TECHNOLOGIES, INC.
A designer, fabricator, assembler and distributor of industrial magnets and subassemblies in North America and Europe.
Common Stock                                                                  585 shs.   07/19/01         351,088         805,529
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share                                              297 shs.   07/19/01         131,981         408,278
                                                                                                    -------------   -------------
                                                                                                          483,069       1,213,807
                                                                                                    -------------   -------------
DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name automotive security systems, audio products and installation accessories.
Common Stock (B)                                                          368,560 shs.         **       1,856,534       3,945,729
Limited Partnership Interest (B)                                            8.70% int.        ***            --           355,422
                                                                                                    -------------   -------------
**12/19/05 AND 06/14/06. ***12/22/99 AND 09/14/05.                                                      1,856,534       4,301,151
                                                                                                    -------------   -------------
DIVERSCO, INC./DHI HOLDINGS, INC.
Acontract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                                        27.19% int.   08/27/98         734,090            --
Preferred Stock (B)                                                         3,278 shs.   12/14/01       2,784,133       1,392,069
Warrants, exercisable until 2011, to purchase common
  stock of DHI Holdings, Inc. at $.01 per share (B)                        13,352 shs.       ****         403,427            --
                                                                                                    -------------   -------------
****10/24/96 AND 8/28/98.                                                                               3,921,650       1,392,069
                                                                                                    -------------   -------------

                                                                                                                               15

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013                                    $     540,000   11/01/06   $     531,900   $     529,813
13% Senior Subordinated Note due 2014                                    $     855,000   11/01/06         760,793         836,624
Common Stock (B)                                                          180,000 shs.   11/01/06         180,000         171,000
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       56,514 shs.   11/01/06          78,160             565
                                                                                                    -------------   -------------
                                                                                                        1,550,853       1,538,002
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
Common Stock (B)                                                            6,906 shs.          *         690,600         718,224
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        2,034 shs.   10/30/03         186,469         211,493
                                                                                                    -------------   -------------
*10/30/03 AND 01/02/04.                                                                                   877,069         929,717
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           22 shs.   06/28/04          77,208         137,269
                                                                                                    -------------   -------------
EAGLE PACK PET FOODS, INC.
A manufacturer of premium pet food sold through independent pet stores
12% Senior Subordinated Note due 2011                                    $   1,517,857         **       1,479,282       1,533,036
Warrant, exercisable until 2011, to purchase
  common stock at $.02 per share (B)                                        4,085 shs.   09/24/04          39,464          85,501
                                                                                                    -------------   -------------
**09/24/04 AND 04/20/06.                                                                                1,518,746       1,618,537
                                                                                                    -------------   -------------
ENZYMATIC THERAPY, INC.
A manufacturer and distributor of branded natural medicines and nutritional supplements.
Limited Partnership Interest (B)                                            1.32% int.   03/30/00         531,250          63,750
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                       29,117 shs.   03/30/00         255,000          42,500
                                                                                                    -------------   -------------
                                                                                                          786,250         106,250
                                                                                                    -------------   -------------
EVANS CONSOLES, INC
Adesigner and manufacturer of consoles and control center systems
Common Stock (B)                                                           90,000 shs.   05/06/04               6            --
                                                                                                    -------------   -------------
F H S HOLDINGS LLC
Anational provider of customized disease management services to large self-insured employers.
12% Senior Subordinated Note due 2014                                    $   2,390,625   06/01/06       2,225,916       2,427,406
Preferred Unit (B)                                                            158 uts.   06/01/06         157,780         142,002
Common Unit (B)                                                             1,594 uts.   06/01/06           1,594           1,434
Common Unit Class B (B)                                                     1,386 uts.   06/01/06         122,361         110,125
                                                                                                    -------------   -------------
                                                                                                        2,507,651       2,680,967
                                                                                                    -------------   -------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2013                                    $     918,385   04/13/06         904,609         924,733
14% Senior Subordinated Note due 2014                                    $     552,298   04/13/06         495,198         556,776
Common Stock (B)                                                          109,436 shs.   04/13/06         109,436          98,492
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       30,940 shs.   04/13/06          48,433             309
                                                                                                    -------------   -------------
                                                                                                        1,557,676       1,580,310
                                                                                                    -------------   -------------
16

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
FOWLER HOLDING, INC.
A provider of site development services to residential homebuilders and developers in the
Raleigh/Durham region of North Carolina.
12% Senior Subordinated Note due 2013                                    $   2,365,217   02/03/06   $   2,137,986   $   2,334,405
Common Stock (B)                                                              185 shs.   02/03/06         184,783         166,302
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          254 shs.   02/03/06         208,435               3
                                                                                                    -------------   -------------
                                                                                                        2,531,204       2,500,710
                                                                                                    -------------   -------------
FUEL SYSTEMS HOLDING CORPORATION
An independent North American supplier of fuel tanks for a wide variety of commercial vehicles.
12% Senior Subordinated Note due 2014                                    $   2,337,500   01/31/06       2,179,453       2,376,266
Common Stock (B)                                                          212,500 shs.   01/31/06         212,500         191,250
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                      138,408 shs.   01/31/06         119,213           1,384
                                                                                                    -------------   -------------
                                                                                                        2,511,166       2,568,900
                                                                                                    -------------   -------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and wood furniture.
12% Senior Subordinated Note due 2013                                    $   2,210,000   02/10/06       2,055,940       2,141,553
Common Stock (B)                                                              340 shs.   02/10/06         340,000         272,000
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          126 shs.   02/10/06         116,875               1
                                                                                                    -------------   -------------
                                                                                                        2,512,815       2,413,554
                                                                                                    -------------   -------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series APreferred Units (B)                                                 1.19% int.   07/21/94         367,440            --

HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                  $   2,043,269          *       1,877,016       2,087,674
Common Stock (B)                                                               63 shs.          *          62,742          83,796
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                          200 shs.          *         199,501         266,452
                                                                                                    -------------   -------------
*06/30/04 AND 08/19/04.                                                                                 2,139,259       2,437,922
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network systems for the industrial and office environments.
12% Senior Secured Note due 2007                                         $   1,644,444   03/01/04       1,646,101       1,248,333
Common Stock (B)                                                              228 shs.   06/01/00         262,200            --
                                                                                                    -------------   -------------
                                                                                                        1,908,301       1,248,333
                                                                                                    -------------   -------------
ITC^DELTACOM, INC
A provider of integrated communications services in the southeastern United States.
13.88% Senior Secured Note due 2009 (C)                                  $   2,237,971   07/26/05       2,193,583       2,243,315
17.38% Senior Secured Note due 2009 (C)                                  $     363,203   07/26/05         320,146         363,045
Warrant, exercisable until 2009, to purchase
  convertible preferred stock at $.01 per share (B)                       102,884 shs.   07/26/05          34,295         261,325
                                                                                                    -------------   -------------
                                                                                                        2,548,024       2,867,685
                                                                                                    -------------   -------------

                                                                                                                               17

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
JASON, INC.
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2008                                    $     963,687   08/04/00   $     924,180   $     954,050
14% Cumulative Redeemable Preferred Stock Series A(B)                         289 shs.   08/04/00         289,224         280,542
Limited Partnership Interest of
  Saw Mill Capital Fund II, L.P. (B)                                        2.50% int.   08/03/00         886,352         709,205
Warrants, exercisable until 2008 and 2009, to purchase
  common stock at $.01 per share (B)                                       50,870 shs.   08/04/00         115,412          40,694
                                                                                                    -------------   -------------
                                                                                                        2,215,168       1,984,491
                                                                                                    -------------   -------------
JUSTRITE MANUFACTURING AQUISITION CO.
A manufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                    $   1,593,750   12/15/04       1,511,856       1,609,688
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,121 shs.   12/15/04         101,109          78,644
                                                                                                    -------------   -------------
                                                                                                        1,612,965       1,688,332
                                                                                                    -------------   -------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the custom framing market.
13.5% Senior Subordinated Note due 2013                                  $   2,428,486   05/25/06       2,312,312       2,422,376
Common Stock (B)                                                          134,210 shs.   05/25/06         134,210         120,789
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       82,357 shs.   05/25/06          71,534             824
                                                                                                    -------------   -------------
                                                                                                        2,518,056       2,543,989
                                                                                                    -------------   -------------
KEEPSAKE QUILTING, INC.
A seller of quilting fabrics, books, patterns, kits and notions to consumers.
8.87% Senior Secured Revolving Note due 2007 (C)                         $     110,078   06/16/00         110,078         110,538
8.87% Senior Secured Tranche ANote due 2007 (C)                          $     137,598   07/19/00         137,598         136,988
12% Senior Secured Tranche B Note due 2008                               $     550,392   06/16/00         538,262         553,917
Limited Partnership Interest of
  Riverside XVI Holding Company, L.P. (B)                                   5.29% int.   06/12/00         333,490         323,193
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                        1,108 shs.   06/12/00          45,866         108,344
                                                                                                    -------------   -------------
                                                                                                        1,165,294       1,232,980
                                                                                                    -------------   -------------
KELE AND ASSOCIATES, INC.
A distributor of building automation control products.
12% Senior Subordinated Note due 2012                                    $   1,831,548   02/27/04       1,696,059       1,886,494
Preferred Stock (B)                                                            23 shs.   11/24/04         449,164         456,950
Common Stock (B)                                                               12 shs.   02/27/04          12,871         236,719
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                           11 shs.   02/27/04           7,793         216,668
                                                                                                    -------------   -------------
                                                                                                        2,165,887       2,796,831
                                                                                                    -------------   -------------
KEYSTONE NORTH AMERICA, INC.
An operator of funeral homes in North America.
Common Stock                                                               49,216 shs.   02/08/05         236,709         251,592
                                                                                                    -------------   -------------
18

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external accessories for new and used sport utility vehicles, trucks and vans.
12.5% Senior Subordinated Note due 2008                                  $   3,845,000          *   $   3,613,269   $   3,268,250
Common Stock (B)                                                            5,800 shs.          *         406,003           6,380
Warrant, exercisable until 2008, to purchase
  common stock at $.11 per share (B)                                       15,572 shs.          *         602,127            --
                                                                                                    -------------   -------------
*12/23/98 AND 01/28/99.                                                                                 4,621,399       3,274,630
                                                                                                    -------------   -------------
MAGNATECH INTERNATIONAL, INC.
A supplier of process equipment and related parts used in the manufacturing of medium and high-pressure reinforced hoses.
12% Senior Subordinated Note due 2014                                    $   1,275,000   04/05/06       1,187,208       1,286,593
13% Preferred Stock (B)                                                       565 shs.   04/05/06         565,335         537,064
Common Stock (B)                                                              125 shs.   04/05/06         125,048         118,798
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           13 shs.   04/05/06          12,905            --
                                                                                                    -------------   -------------
                                                                                                        1,890,496       1,942,455
                                                                                                    -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of wine bottles.
9.87% Senior Secured Tranche ANote due 2010 (C)                          $     667,169   09/03/04         667,169         670,380
12% Senior Secured Tranche B Note due 2011                               $     313,433   09/03/04         282,702         315,106
Limited Partnership Interest (B)                                            7.84% int.   09/03/04          58,769          53,764
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          425 shs.   09/03/04          39,473          38,846
                                                                                                    -------------   -------------
                                                                                                        1,048,113       1,078,096
                                                                                                    -------------   -------------
MAXON CORPORATION
A manufacturer of industrial combustion equipment and related shut-off valves and control valves.
12% Senior Subordinated Note due 2012                                    $     962,215   09/30/04         888,798         990,656
8.75% Senior Subordinated Note due 2012                                  $   1,155,562   09/30/04       1,155,562       1,191,468
Common Stock (B)                                                          381,672 shs.   09/30/04         381,672         841,587
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      153,572 shs.   09/30/04          90,897         338,625
                                                                                                    -------------   -------------
                                                                                                        2,516,929       3,362,336
                                                                                                    -------------   -------------
MEDASSIST, INC.
A provider of patient eligibility and accounts receivable management services to hospitals and physician practices.
8% Preferred Stock (B)                                                         84 shs.   10/28/04          83,658          84,333
Common Stock (B)                                                           26,185 shs.   10/28/04          35,088          82,039
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       88,948 shs.   05/01/03          40,675         278,681
                                                                                                    -------------   -------------
                                                                                                          159,421         445,053
                                                                                                    -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013                                    $   2,685,614         **       2,526,500       2,734,970
Common Stock (B)                                                              450 shs.         **         450,000         823,752
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          164 shs.         **         162,974         300,175
                                                                                                    -------------   -------------
**08/12/05 AND 09/11/06.                                                                                3,139,474       3,858,897
                                                                                                    -------------   -------------

                                                                                                                               19

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial furniture manufacturers and architectural and design firms.
12% Senior Subordinated Note due 2014                                    $   1,168,847   08/04/06   $   1,041,236   $   1,183,845
Limited Partnership Interest (B)                                          106,153 uts.   08/04/06         106,153          95,538
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        1,107 shs.   08/04/06         107,109              11
                                                                                                    -------------   -------------
                                                                                                        1,254,498       1,279,394
                                                                                                    -------------   -------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
12% Senior Subordinated Note due 2014                                    $   2,550,000   03/31/06       2,368,020       2,425,560
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          152 shs.   03/31/06         138,125               2
                                                                                                    -------------   -------------
                                                                                                        2,506,145       2,425,562
                                                                                                    -------------   -------------
MORTON INDUSTRIAL GROUP, INC.
A manufacturer of highly engineered metal fabricated components
12% Senior Subordinated Note due 2014                                    $   2,440,909   08/25/06       2,245,474       2,481,293
Common Stock (B)                                                          109,091 shs.   08/25/06         109,091          98,182
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                      173,633 shs.   08/25/06         149,940           1,736
                                                                                                    -------------   -------------
                                                                                                        2,504,505       2,581,211
                                                                                                    -------------   -------------
MOSS, INC.
A manufacturer and distributor of large display and exhibit structures.
9.37% Senior Secured Revolving Note due 2010 (C)                         $     926,471   07/03/06         917,206         931,379
9.37% Senior Secured Tranche ANote due 2010 (C)                          $     164,706   12/21/05         164,706         166,116
12% Senior Secured Tranche B Note due 2010                               $     350,000   12/21/05         309,853         354,499
Limited Partnership Interest of
  Riverside Capital Appreciation Fund I, L.P. (B)                          33.59% int.          *              49         120,296
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          214 shs.   12/21/05          36,647          20,918
                                                                                                    -------------   -------------
*09/20/00 AND 05/23/02.                                                                                 1,428,461       1,593,208
                                                                                                    -------------   -------------
NABCO, INC.
A producer of explosive containment vessels in the United States.
12% Senior Subordinated Note due 2014                                    $     625,000   02/24/06         577,566         611,356
Limited Partnership Interest (B)                                              650 uts.   02/24/06         650,000         617,500
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           48 shs.   02/24/06          37,188            --
                                                                                                    -------------   -------------
                                                                                                        1,264,754       1,228,856
                                                                                                    -------------   -------------
NEFF MOTIVATION, INC
A manufacturer and distributor of customized awards and sportswear to schools.
12.5% Senior Subordinated Note due 2011                                  $   1,062,500   01/31/03         940,500       1,083,750
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          212 shs.   01/31/03         180,625         301,952
                                                                                                    -------------   -------------
                                                                                                        1,121,125       1,385,702
                                                                                                    -------------   -------------
20

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel chips in North America.
12.25% Senior Subordinated Note due 2012                                 $   1,863,462   03/29/04   $   1,856,139   $   1,875,738
10% Preferred Stock (B)                                                       255 shs.   03/29/04         255,083         256,310
Common Stock (B)                                                            6,455 shs.   03/29/04           6,455          71,864
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                        8,622 shs.   03/29/04           7,323          95,990
                                                                                                    -------------   -------------
                                                                                                        2,125,000       2,299,902
                                                                                                    -------------   -------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the automotive industry.
9% Senior Secured Note due 2009                                          $     812,500   01/28/02         812,500         771,875
11.5% Senior Subordinated Note due 2012                                  $   1,500,000   01/28/02       1,397,375         750,000
Common Stock (B)                                                          312,500 shs.   01/28/02         312,500            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      243,223 shs.   01/28/02         162,045            --
                                                                                                        2,684,420       1,521,875

O R S NASCO HOLDING, INC.
A wholesale distributor of industrial supplies in North America.
13% Senior Subordinated Note due 2013                                    $   2,372,732   12/20/05       2,233,455       2,420,187
Common Stock (B)                                                          177,268 shs.   12/20/05         177,268         159,541
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       99,771 shs.   12/20/05          98,773             998
                                                                                                    -------------   -------------
                                                                                                        2,509,496       2,580,726
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision automated process equipment for the medical device industry, with a focus on defibrillators and stents.
10% Senior Secured Note due 2012                                         $     565,452   01/03/06         556,970         562,843
13% Senior Subordinated Note due 2013                                    $     687,241   01/03/06         615,444         684,292
Common Stock (B)                                                          322,307 shs.   01/03/06         322,307         290,076
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       72,185 shs.   01/03/06          62,824             754
                                                                                                    -------------   -------------
                                                                                                        1,557,545       1,537,965
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and British Columbia.
12% Senior Subordinated Note due 2008                                    $   1,606,000   08/07/98       1,606,000       1,553,112
12% Senior Subordinated Note due 2008                                    $     307,071   02/09/00         301,800         302,988
Limited Partnership Interest of Riverside VIII,
  VIII-A and VIII-B Holding Company, L.P.                                  20.57% int.          *       1,555,992       1,555,626
Warrants, exercisable until 2007 and 2008, to purchase
  common stock at $.01 per share (B)                                       28,648 shs.         **         389,188         385,720
                                                                                                    -------------   -------------
*08/07/98, 02/23/99, 12/22/99 AND 02/25/03. **08/07/98 AND 02/09/00.                                    3,852,980       3,797,446
                                                                                                    -------------   -------------
ONTARIO DRIVE & GEAR LTD.
Amanufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
13% Senior Subordinated Note due 2013                                    $   1,977,885   01/17/06       1,783,889       1,987,098
Limited Partnership Interest (B)                                            3,667 uts.   01/17/06         572,115         514,903
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          619 shs.   01/17/06         170,801               6
                                                                                                    -------------   -------------
                                                                                                        2,526,805       2,502,007
                                                                                                    -------------   -------------

                                                                                                                               21

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
OVERTON'S HOLDING COMPANY
A marketer of marine and water sports accessories in the United States.
12% Senior Subordinated Note due 2014                                    $   1,817,308   04/28/06   $   1,701,543   $   1,823,373
Common Stock (B)                                                               95 shs.   04/28/06          95,000          85,500
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           94 shs.   04/28/06          83,720               1
                                                                                                    -------------   -------------
                                                                                                        1,880,263       1,908,874
                                                                                                    -------------   -------------
P A S HOLDCO LLC
An independent provider of maintenance, repair and overhaul services to the aerospace gas turbine engine and airframe markets.
14% Senior Subordinated Note due 2014                                    $   2,178,325   07/03/06       2,068,313       2,176,341
Preferred Unit (B)                                                            382 uts.   07/03/06         382,150         363,043
Preferred Unit (B)                                                             69 uts.   07/03/06          68,790          65,351
Common Unit Class I (B)                                                       148 uts.   07/03/06            --                 1
Common Unit Class L (B)                                                        31 uts.   07/03/06            --              --
                                                                                                    -------------   -------------
                                                                                                        2,519,253       2,604,736
                                                                                                    -------------   -------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general industrial, medical, and food industries.
12% Senior Subordinated Note due 2013                                    $   2,295,000   03/31/06       2,145,829       2,296,982
Preferred Stock (B)                                                            36 shs.   03/31/06         329,596         313,116
Common Stock (B)                                                               23 shs.   03/31/06          25,500          22,950
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           13 shs.   03/31/06          11,122            --
                                                                                                    -------------   -------------
                                                                                                        2,512,047       2,633,048
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care and food packaging markets.
12% Senior Subordinated Note due 2008                                    $   2,125,000   12/19/00       2,028,432       2,108,091
Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                            2.42% int.   12/21/00         265,625         280,043
                                                                                                    -------------   -------------
                                                                                                        2,294,057       2,388,134
                                                                                                    -------------   -------------
POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum extruded products.
12% Senior Subordinated Note due 2014                                    $   2,040,000   10/02/06       1,886,907       2,029,919
Limited Partnership Interest (B)                                             1384 uts.   10/02/06         510,000         484,501
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          344 shs.   10/02/06         124,644               3
                                                                                                    -------------   -------------
                                                                                                        2,521,551       2,514,423
                                                                                                    -------------   -------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.
9.8% Redeemable Exchangeable Preferred Stock (B)                            1,004 shs.   08/12/94         100,350            --
Common Stock (B)                                                            2,600 shs.          *         126,866            --
                                                                                                    -------------   -------------
*11/14/01 AND 08/12/94                                                                                    227,216            --
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products.
12% Senior Subordinated Note due 2012                                    $   1,770,833   05/28/04       1,483,249       1,790,258
Common Stock                                                              354,167 shs.   05/28/04         354,166         408,000
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share                                          377,719 shs.   05/28/04         377,719         435,132
                                                                                                    -------------   -------------
                                                                                                        2,215,134       2,633,390
                                                                                                    -------------   -------------
22

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies to major restaurant chains and their franchisees.
14% Senior Subordinated Note due 2012 (D)                                $   1,893,563   07/09/04   $   1,844,035   $        --
Limited Partnership Interest (B)                                            9.26% int.   07/09/04         259,146            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          528 shs.   07/09/04          49,061            --
                                                                                                    -------------   -------------
                                                                                                        2,152,242            --
                                                                                                    -------------   -------------
R A J MANUFACTURING HOLDINGS LLC
A designer and manufacturer of women's swimwear sold under a variety of licensed brand names.
12.5% Senior Subordinated Note due 2014                                  $   2,267,190   12/15/06       2,090,363       2,220,661
Limited Partnership Interest (B)                                            2,828 uts.   12/15/06         282,810         268,670
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            3 shs.   12/15/06         131,483            --
                                                                                                    -------------   -------------
                                                                                                        2,504,656       2,489,331
                                                                                                    -------------   -------------
RADIAC ABRASIVES, INC.
A manufacturer of bonded abrasive and super abrasive grinding wheels in the United States.
12% Senior Subordinated Note due 2014                                    $   2,260,638   02/10/06       2,104,998       2,302,552
Common Stock (B) 289,362 shs                                                  02/10/06                    289,362         260,426
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                      131,555 shs.   02/10/06         119,796           1,316
                                                                                                    -------------   -------------
                                                                                                        2,514,156       2,564,294
                                                                                                    -------------   -------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and foodservice channels.
13% Senior Subordinated Note due 2011 (D)                                $   1,841,667   09/29/04       1,683,764       1,473,334
Limited Partnership Interest (B)                                           40,610 uts.   09/29/04         283,333            --
18% Prefered Stock (B)                                                    141,667 shs.   11/16/06         141,667         141,667
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       23,575 shs.   09/29/04         157,903            --
                                                                                                    -------------   -------------
                                                                                                        2,266,667       1,615,001
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Notes due 2011                                 $   1,062,500   11/14/03         972,277       1,083,750
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          140 shs.   11/14/03         122,946         175,389
                                                                                                    -------------   -------------
                                                                                                        1,095,223       1,259,139
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC
A manufacturer of vertical panel saws and routers for the wood working industry.
8.87% Senior Secured Tranche ANote due 2007 (C)                          $     282,663   06/02/99         282,663         282,663
12% Senior Secured Tranche B Note Due 2007                               $   1,130,652   06/02/99       1,130,652       1,130,652
Class B Common Stock (B)                                                    1,480 shs.   06/02/99         256,212       1,054,544
                                                                                                    -------------   -------------
                                                                                                        1,669,527       2,467,859
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms
12% Senior Subordinated Note due 2012                                    $   1,538,793   09/10/04       1,445,281       1,551,306
Common Stock (B)                                                              586 shs.   09/10/04         586,207         469,094
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          134 shs.   09/10/04         113,578         106,925
                                                                                                    -------------   -------------
                                                                                                        2,145,066       2,127,325
                                                                                                    -------------   -------------

                                                                                                                               23

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
SPECIALTY FOODS GROUP, INC.
A manufacturer and distributor of branded meat products.
Limited Partnership Interest of MHD Holdings LLC                            1.43% int.   08/29/00   $     684,724   $        --
                                                                                                    -------------   -------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative carpets and rugs.
12.13% Senior Subordinated Note due 2014                                 $   2,239,024   08/01/06       2,103,216       2,247,169
Common Stock (B)                                                              311 shs.   08/01/06         310,976         279,882
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          104 shs.   08/01/06          93,293               1
                                                                                                    -------------   -------------
                                                                                                        2,507,485       2,527,052
                                                                                                    -------------   -------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A provider of kitchen and restaurant design, equipment fabrication and installation services.
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                      106,539 shs.   01/14/00         658,751            --
                                                                                                    -------------   -------------
SYNVENTIVE EQUITY LLC
A manufacturer of hot runner systems used in the plastic injection molding process.
Limited Partnership Interest (B)                                            1.99% int.   08/20/03          63,206          14,100
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       86,780 shs.   08/21/03          19,359          19,359
                                                                                                    -------------   -------------
                                                                                                           82,565          33,459
                                                                                                    -------------   -------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provides specialty services to the North American railroad industry.
13% Senior Subordinated Note due 2013                                    $   2,217,385   10/14/05       1,905,672       2,261,733
Preferred Stock                                                             1,324 shs.   10/14/05         132,370         136,480
Common Stock (B)                                                            2,203 shs.   10/14/05           2,203           1,983
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                        1,167 shs.   10/14/05         294,403              12
                                                                                                    -------------   -------------
                                                                                                        2,334,648       2,400,208
                                                                                                    -------------   -------------
TERRA RENEWAL SERVICES, INC.
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
8.64% Senior Secured Tranche B Note due 2012 (C)                         $   1,597,149   04/28/06       1,592,000       1,580,858
12% Senior Subordinated Note due 2014                                    $   1,162,110          *       1,106,179       1,166,511
Limited Partnership Interest of
  Saw Mill Capital Fund V, L.P.                                             2.30% int.   03/01/05         215,742         194,173
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           72 shs.   04/28/06          60,597               1
                                                                                                    -------------   -------------
*04/28/06 AND 09/13/06.                                                                                 2,974,518       2,941,543
                                                                                                    -------------   -------------
THE TRANZONIC COMPANIES
Aproducer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2009                                    $   2,712,000   02/05/98       2,570,733       2,712,000
Common Stock (B)                                                              630 shs.   02/04/98         630,000         442,260
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                          444 shs.   02/05/98         368,832         311,688
                                                                                                    -------------   -------------
                                                                                                        3,569,565       3,465,948
                                                                                                    -------------   -------------
24

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
12% Senior Subordinated Note due 2013                                    $   1,734,000   08/31/05   $   1,663,468   $   1,784,082
Common Stock (B)                                                              816 shs.   08/31/05         816,000         775,200
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           86 shs.   08/31/05          77,485               1
                                                                                                    -------------   -------------
                                                                                                        2,556,953       2,559,283
                                                                                                    -------------   -------------
TRONAIR, INC.
A designer, engineer and manufacturer of ground support equipment for the business, commuter and commercial aviation markets.
10.5% Senior Secured Term Note due 2008                                  $     789,836   01/20/00         789,836         793,040
12% Senior Subordinated Note due 2010                                    $   1,326,500   01/20/00       1,287,457       1,352,788
Common Stock (B)                                                          227,400 shs.   01/20/00         227,400         577,141
Warrant, exercisable until 2010, to purchase
  common stock at $1 per share (B)                                        260,563 shs.   01/20/00          98,540         661,309
                                                                                                    -------------   -------------
                                                                                                        2,403,233       3,384,278
                                                                                                    -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2013                                    $   2,309,541          *       2,156,900       2,392,246
Common Stock (B)                                                              742 shs.          *         800,860       1,825,935
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          153 shs.          *         159,894         377,121
                                                                                                    -------------   -------------
*07/19/05 AND 12/22/05.                                                                                 3,117,654       4,595,302
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
12.5% Senior Subordinated Note due 2010                                  $   1,062,500   04/11/03       1,006,070       1,083,569
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        5,781 shs.   04/11/03          95,625         197,707
                                                                                                    -------------   -------------
                                                                                                        1,101,695       1,281,276
                                                                                                    -------------   -------------
TUBULAR TEXTILE MACHINERY
A designer, manufacturer, seller and servicer of finishing machinery for the knit and woven segments of the global textile industry.
12% Senior Subordinated Note due 2014                                    $   1,234,551   05/28/04       1,126,620       1,224,761
8.75% Senior Secured Note due 2011                                       $     716,292   05/28/04         716,292         715,660
Common Stock (B)                                                          674,157 shs.   05/28/04         674,157         573,033
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      203,912 shs.   05/28/04         130,789           2,039
                                                                                                    -------------   -------------
                                                                                                        2,647,858       2,515,493
                                                                                                    -------------   -------------
U S S HOLDINGS, INC.
A producer of high grade industrial and specialty silica sands.
14% Redeemable Preferred Stock (B)                                            997 shs.   09/30/99         545,858         933,236
Convertible Preferred Stock Series Aand B, convertible
  into common stock at $8.02 per share (B)                                145,446 shs.   12/19/96       1,166,829            --
Common Stock (B)                                                           20,027 shs.   09/30/99         799,068            --
Warrants, exercisable until 2010 to
  purchase common stock at $.01 per share (B)                               4,918 shs.         **         128,372            --
                                                                                                    -------------   -------------
**12/19/96 AND 9/30/99.                                                                                 2,640,127         933,236
                                                                                                    -------------   -------------

                                                                                                                               25

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
12.5% Senior Subordinated Note due 2012                                  $   1,882,100   04/30/04   $   1,714,264   $   1,882,100
Common Stock (B)                                                              182 shs.   04/30/04         182,200         273,847
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          230 shs.   04/30/04         211,736         346,321
                                                                                                    -------------   -------------
                                                                                                        2,108,200       2,502,268
                                                                                                    -------------   -------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in other entities
Series APreferred Units (B)                                                 0.15% int.   12/02/96               1            --

VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused on the foodservice industry.
13% Senior Subordinated Note due 2011                                    $   1,887,288   09/24/04       1,740,960       1,698,559
Common Stock (B)                                                           26,456 shs.          *         264,558         211,648
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       23,787 shs.   09/24/04         186,883         190,296
                                                                                                    -------------   -------------
*09/24/04 AND 12/22/06.                                                                                 2,192,401       2,100,503
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
12.5% Senior Subordinated Note due 2012                                  $   1,700,000   07/19/04       1,483,065       1,559,750
Limited Partnership Interest Class A(B)                                     1.75% int.   07/19/04         414,375         352,219
Limited Partnership Interest Class B (B)                                    0.77% int.   07/19/04         182,935         155,495
                                                                                                    -------------   -------------
                                                                                                        2,080,375       2,067,464
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
12.36% Senior Subordinated Lien Note due 2009 (C)                        $     838,816   07/12/04         838,815         839,990
14% Senior Subordinated Note due 2012                                    $   1,085,380   07/12/04       1,082,866       1,107,088
Limited Partnership Interest (B)                                            0.40% int.   07/12/04          37,281         737,469
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        4,029 shs.   07/12/04           2,833          79,696
                                                                                                    -------------   -------------
                                                                                                        1,961,795       2,764,243
                                                                                                    -------------   -------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2014                                 $   1,721,250   11/30/06       1,600,400       1,684,415
Common Stock (B)                                                              191 shs.   11/30/06         191,250         181,688
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           95 shs.   11/30/06          86,493               1
                                                                                                    -------------   -------------
                                                                                                        1,878,143       1,866,104
                                                                                                    -------------   -------------
TOTAL PRIVATE PLACEMENT INVESTMENTS                                                                 $ 171,749,836   $ 174,416,861
                                                                                                    -------------   -------------
26

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                                       Shares or
                                                             Interest      Due         Principal
Corporate Restricted Securities:(A) (Continued)                Rate        Date         Amount           Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
Rule 144A Securities - 5.25%: (A)
BONDS - 5.25%
A E S Corporation                                              9.000%    05/15/15    $    200,000    $    200,000    $    215,000
Activant Solutions, Inc. (C)                                   9.500     05/01/16         150,000         150,000         139,500
American Tire Distributor (C)                                 11.622     04/01/12       1,000,000         950,000         955,000
Bombardier, Inc.                                               6.300     05/01/14       1,000,000         890,000         940,000
Calpine Corporation                                            8.750     07/15/13         500,000         465,000         536,250
Charter Communications Op LLC                                  8.000     04/30/12         250,000         249,375         259,688
Douglas Dynamics LLC                                           7.750     01/15/12         630,000         633,274         592,200
G F S I, Inc. (C)                                             11.500     06/01/11         750,000         682,541         735,000
H C A, Inc.                                                    9.250     11/15/16         975,000         992,364       1,044,469
Idearc, Inc.                                                   8.000     11/15/16         600,000         600,000         609,000
Opti Canada, Inc.                                              8.250     12/15/14         400,000         400,000         411,000
Packaging Dynamics Corporation of America                     10.000     05/01/16       1,250,000       1,256,813       1,250,000
Pregis Corporation                                            12.375     10/15/13       1,000,000         981,490       1,082,500
Rental Service Corporation                                     9.500     12/01/14       1,000,000       1,014,374       1,032,500
Stewart & Stevenson LLC                                       10.000     07/15/14       1,200,000       1,225,170       1,260,000
Tekni-Plex, Inc. (C)                                           9.750     11/15/13         650,000         655,756         628,875
Tenaska Alabama Partners LP                                    7.000     06/30/21         348,916         348,916         346,527
Titan International, Inc.                                      8.000     01/15/12         150,000         150,000         150,938
Tunica-Biloxi Gaming Authority                                 9.000     11/15/15       1,000,000       1,032,307       1,035,000
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                            12,877,380      13,223,447
                                                                                                     ------------    ------------
COMMON STOCK - 0.00%
Jordan Telecom Products (B)                                                                    70    $     14,000    $       --
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                         14,000            --
                                                                                                     ------------    ------------
WARRANTS - 0.00%
Winsloew Furniture, Inc. (B)                                                                  900    $          9    $       --
                                                                                                     ------------    ------------
TOTAL WARRANTS                                                                                                  9            --
                                                                                                     ------------    ------------

TOTAL RULE 144A SECURITIES                                                                             12,891,389      13,223,447
                                                                                                     ------------    ------------

TOTAL CORPORATE RESTRICTED SECURITIES                                                                $184,641,225    $187,640,308
                                                                                                     ------------    ------------

                                                                                                                               27

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                             Interest      Due         Principal
Corporate Public Securities -- 32.78%:(A)                      Rate        Date         Amount           Cost       Market Value
---------------------------------------------------------------------------------------------------------------------------------
BONDS - 30.00%
A M C Entertainment, Inc.                                     11.000%    02/01/16    $    815,000    $    817,373    $    914,838
Affinia Group, Inc.                                            9.000     11/30/14         910,000         834,625         891,800
Alamosa Delaware, Inc.                                        11.000     07/31/10         325,000         328,748         351,190
Alamosa Delaware, Inc.                                         8.500     01/31/12         400,000         400,000         423,940
ALH Fin LLC/ALH Fin Corporation                                8.500     01/15/13         950,000         918,812         933,375
Allied Waste NA                                                7.875     04/15/13       1,000,000       1,022,155       1,031,250
Appleton Papers, Inc.                                          8.125     06/15/11         300,000         300,000         306,000
Argo Tech Corporation                                          9.250     06/01/11         850,000         850,000         918,000
Atlas Pipeline Partners                                        8.125     12/15/15         200,000         200,000         205,500
Bally Total Fitness Holdings Corporation                       9.875     10/15/07         135,000         128,925         125,550
Basic Energy Services                                          7.125     04/15/16         225,000         225,000         221,625
BCP Crystal US Holdings Corporation                            9.625     06/15/14         485,000         485,000         535,925
Blockbuster, Inc. (C)                                          9.000     09/01/12         475,000         475,955         459,563
Brigham Exploration Co.                                        9.625     05/01/14         700,000         690,403         701,750
CCH I Holdings LLC                                            11.000     10/01/15       1,000,000         890,000       1,026,250
CCH I Holdings LLC                                            11.125     01/15/14       1,000,000         640,438         880,000
Cablevision Systems Corporation                                8.000     04/15/12       1,000,000       1,013,604         982,500
Cadmus Communications Corporation                              8.375     06/15/14       1,000,000         995,625         995,000
Cenveo Corporation                                             7.875     12/01/13       1,100,000       1,100,000       1,056,000
Chemed Corporation                                             8.750     02/24/11       1,125,000       1,125,000       1,164,375
Chesapeake Energy Corporation                                  7.000     08/15/14       1,075,000       1,110,957       1,092,469
Cincinnati Bell, Inc.                                          8.375     01/15/14       1,100,000       1,007,500       1,130,250
Clayton Williams Energy, Inc.                                  7.750     08/01/13         800,000         800,000         738,000
Consolidated Container Corporation (E)                         0.000     06/15/09         750,000         729,949         759,375
Dave and Buster's, Inc.                                       11.250     03/15/14         600,000         607,500         609,000
Del Monte Corporation                                          8.625     12/15/12         225,000         225,000         237,375
Dominos Pizza, Inc.                                            8.250     07/01/11         292,000         289,892         302,585
Dynegy Holdings, Inc.                                          6.875     04/01/11         500,000         422,500         500,000
Dynegy Holdings, Inc.                                          8.375     05/01/16         330,000         330,000         346,500
Edison Mission Energy                                          7.750     06/15/16         500,000         500,000         530,000
El Paso Corporation                                            7.875     06/15/12       1,050,000       1,061,420       1,126,125
Esterline Technologies                                         7.750     06/15/13         200,000         200,000         204,000
Flextronics International Ltd.                                 6.500     05/15/13         400,000         400,000         395,000
Ford Motor Credit Co.                                          7.375     10/28/09       1,250,000       1,246,875       1,252,663
Ford Motor Credit Co.                                          8.000     12/15/16         300,000         294,965         297,555
Gencorp, Inc.                                                  9.500     08/15/13         259,000         259,000         274,540
General Mortors Acceptance Corporation                         7.750     01/19/10       1,250,000       1,293,309       1,308,330
General Motors Corporation                                     8.250     07/15/23       1,000,000         920,000         930,000
Geo Sub Corporation                                           11.000     05/15/12       1,000,000       1,008,194         965,000
Goodyear Tire & Rubber Co.                                     7.857     08/15/11       1,400,000       1,342,750       1,407,000
Great Lakes Dredge & Dock Corporation                          7.750     12/15/13       1,015,000         926,319         989,625
GulfMark Offshore, Inc.                                        7.750     07/15/14         565,000         562,599         576,300
Harrah's Operating Co.                                         6.500     06/01/16         950,000         842,338         850,583
Hawaiian Telecom Communications                               12.500     05/01/15         700,000         764,659         733,250
Inergy LP                                                      8.250     03/01/16         150,000         150,000         157,500
Insurance Auto Auctions, Inc.                                 11.000     04/01/13       1,000,000       1,009,019       1,130,000
Intelsat Subsidiary Holding Company Ltd. (C)                  10.484     01/15/12       1,000,000       1,009,570       1,008,750
Interline Brands, Inc.                                         8.125     06/15/14         325,000         322,670         333,938
Iron Mountain, Inc.                                            8.750     07/15/18       1,065,000       1,100,011       1,128,900
Koppers, Inc.                                                  9.875     10/15/13         477,000         477,000         518,738
Land O'Lakes, Inc.                                             9.000     12/15/10         750,000         750,000         795,938
Lazard LLC                                                     7.125     05/15/15         750,000         749,408         776,863
Leucadia National Corporation                                  7.000     08/15/13         650,000         661,029         659,750
Liberty Media Corporation                                      5.700     05/15/13       1,000,000         951,610         942,137
Lodgenet Entertainment Corporation                             9.500     06/15/13         425,000         425,000         457,938
M G M Mirage, Inc.                                             6.000     10/01/09         375,000         378,290         374,062

28

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                             Interest      Due         Principal
Corporate Public Securities: (A) continued                     Rate        Date         Amount           Cost       Market Value
---------------------------------------------------------------------------------------------------------------------------------
BONDS, CONTINUED
Mac-Gray Corporation                                           7.625%    08/15/15    $    600,000    $    600,000    $    609,000
Majestic Star Casino LLC                                       9.500     10/15/10         500,000         500,000         525,000
Manitowoc Company, Inc.                                        7.125     11/01/13         200,000         200,000         202,000
Markwest Energy Operating Co.                                  6.875     11/01/14         775,000         763,000         747,875
Mediacom LLC                                                   9.500     01/15/13       1,000,000       1,001,843       1,030,000
Metaldyne Corporation                                         11.000     06/15/12         750,000         601,250         768,750
Metaldyne Corporation (C)                                     10.000     11/01/13         510,000         513,495         545,700
N R G Energy, Inc.                                             7.375     02/01/16         175,000         175,000         175,875
Nalco Co.                                                      7.750     11/15/11         500,000         500,000         511,250
National Wine & Spirits, Inc.                                 10.125     01/15/09       1,260,000       1,251,730       1,260,000
Neiman Marcus Group, Inc.                                     10.375     10/15/15       1,250,000       1,250,000       1,390,625
Newark Group, Inc.                                             9.750     03/15/14         850,000         796,863         852,125
North American Energy Partners                                 8.750     12/01/11         400,000         400,000         402,000
Nova Chemicals Corporation (C)                                 8.502     11/15/13         475,000         475,000         475,000
NTL Cable PLC                                                  9.125     08/15/16         980,000       1,002,996       1,035,125
O E D Corp/Diamond Jo Company Guarantee                        8.750     04/15/12       1,000,000         985,960         990,000
Offshore Logistics, Inc.                                       6.125     06/15/13         450,000         450,000         425,250
P Q Corporation                                                7.500     02/15/13       1,100,000       1,088,750       1,083,500
Pacific Energy Partners                                        7.125     06/15/14         500,000         503,720         513,105
Pacific Energy Partners                                        6.250     09/15/15         150,000         149,316         146,645
Petrohawk Energy Corporation                                   9.125     07/15/13       1,000,000         997,984       1,050,000
Pinnacle Foods Group                                           8.250     12/01/13         450,000         450,000         460,688
Pliant Corporation (C)                                        11.850     06/15/09         882,912         888,897         963,476
Primedia, Inc.                                                 8.000     05/15/13       1,000,000       1,022,668         967,500
Quality Distribution LLC                                       9.000     11/15/10         300,000         288,000         292,500
Quality Distribution LLC (C)                                   9.874     01/15/12         325,000         323,375         329,875
Quicksilver Resources, Inc                                     7.125     04/01/16         500,000         500,000         488,750
Rent-A-Center, Inc.                                            7.500     05/01/10         400,000         400,000         401,000
Rock-Tenn Co.                                                  8.200     08/15/11       1,000,000       1,006,509       1,055,000
Rogers Wireless, Inc.                                          7.500     03/15/15         870,000         927,832         943,950
Sbarro, Inc.                                                  11.000     09/15/09       1,000,000       1,012,179       1,015,000
Service Corporation International (C)                          7.000     06/15/17       1,000,000         990,030       1,012,500
Sheridan Acquisition Corporation                              10.250     08/15/11         375,000         370,001         390,000
Sierra Pacific Resources                                       6.750     08/15/17         635,000         638,154         622,814
Stanadyne Corporation                                         10.000     08/15/14       1,500,000       1,500,000       1,541,250
Tekni-Plex, Inc.                                              12.750     06/15/10       1,000,000         960,125         912,500
Tenet Healthcare Corporation                                   9.875     07/01/14         500,000         488,370         508,750
Tenneco, Inc.                                                  8.625     11/15/14       1,000,000       1,002,500       1,020,000
Tennessee Gas Pipeline Co.                                     7.000     03/15/27         500,000         523,738         526,957
Texas Industries, Inc.                                         7.250     07/15/13          70,000          70,000          71,050
Trimas Corporation                                             9.875     06/15/12         625,000         566,250         604,688
Triton PCS, Inc.                                               8.500     06/01/13         550,000         550,000         526,625
Unisys Corporation                                             8.000     10/15/12         190,000         190,000         187,863
United Components, Inc.                                        9.375     06/15/13       1,080,000       1,081,608       1,117,800
United Rentals, Inc.                                           7.750     11/15/13         625,000         625,000         627,344
United Rentals, Inc.                                           7.000     02/15/14         500,000         500,000         490,625
Universal City Florida (C)                                     8.375     05/01/10         200,000         200,000         205,000
Universal City Florida (C)                                    10.121     05/01/10         200,000         200,000         206,500
Vertis, Inc.                                                  10.875     06/15/09         280,000         275,400         281,400
Vought Aircraft Industries                                     8.000     07/15/11       1,000,000         999,727         962,500
Warner Music Group                                             7.375     04/15/14         275,000         275,000         272,250
Waste Services, Inc.                                           9.500     04/15/14       1,100,000       1,124,230       1,146,750
Wornick Co.                                                   10.875     07/15/11         750,000         750,000         671,250
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                          $ 73,477,496      75,527,450
                                                                                                     ------------    ------------

                                                                                                                               29

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                                       Shares or
                                                             Interest      Due         Principal
Corporate Public Securities: (A) continued                     Rate        Date         Amount           Cost       Market Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 1.57%
Allegiant Travel Co. (B)                                                                      13,900     $250,200    $    390,034
Bally Total Fitness Holdings Corporation (B)                                                     600        5,520           1,470
Heelys, Inc. (B)                                                                               9,900      207,900         317,889
Isilon Systems, Inc. (B)                                                                       1,000       13,000          27,600
Melco PBL Entertainment (B)                                                                    8,000      152,000         170,080
Nymex Holdings, Inc. (B)                                                                       3,000      177,000         372,030
PepsiAmericas, Inc.                                                                           92,145     2,006,365      1,933,202
Supreme Industries, Inc.                                                                     115,721      267,323         738,300
Triana Solar, Ltd. (B)                                                                           400        7,400           7,560
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                      3,086,708       3,958,165
                                                                                                     ------------    ------------
CONVERTIBLE BONDS - 1.21%
Citadel Broadcasting Corporation                               1.875%    02/15/11    $    700,000    $    543,375    $    567,875
Graftech International                                         1.625     01/15/24       1,500,000       1,083,750       1,168,125
ICOS Corporation                                               2.000     07/01/23         750,000         596,250         735,938
Q L T, INC                                                     3.000     09/15/23         600,000         546,257         561,750
TOTAL CONVERTIBLE BONDS                                                                                 2,769,632       3,033,688
                                                                                                     ------------    ------------
TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 79,333,836    $ 82,519,303
                                                                                                     ------------    ------------
Interest Due Principal
Short-Term Securities: Rate/Yield Date Amount Cost Market Value
COMMERCIAL PAPER - 2.86%
Caterpillar Financial Services Corporation                     5.233%    01/02/07    $  2,936,000    $  2,933,867    $  2,933,867
Detroit Edison Co.                                             5.405     01/03/07       1,129,000       1,128,323       1,128,323
Kraft Foods, Inc.                                              5.323     01/03/07       3,128,000       3,126,151       3,126,151
TOTAL SHORT-TERM SECURITIES                                                                          $  7,188,341    $  7,188,341
                                                                                                     ------------    ------------
TOTAL INVESTMENTS                                             110.19%                                $271,163,402    $277,347,952
                                                              ------                                 ============    ------------
Other Assets                                                    4.70                                                   11,819,996
Liabilities                                                   (14.89)                                                 (37,478,302)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $251,689,646
                                                              ======                                                 ============

(A)IN EACH OF THE CONVERTIBLE NOTE, WARRANT, CONVERTIBLE PREFERRED AND COMMON STOCK INVESTMENTS, THE ISSUER HAS AGREED TO PROVIDE
CERTAIN REGISTRATION RIGHTS.
(B) NON-INCOME PRODUCING SECURITY.
(C)VARIABLE RATE SECURITY; RATE INDICATED IS AS OF 12/31/06.
(D)DEFAULTED SECURITY; INTEREST NOT ACCRUED.
(E) STEP BOND: COUPON RATE IS ZERO OR BELOW MARKET FOR AN INITIAL PERIOD AND THEN INCREASES TO A HIGHER COUPON RATE AT A SPECIFIED
DATE.
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                 Fair Value/                                                           Fair Value/
Industry Classification:                        Market Value          Industry Classification: continued               Market Value
------------------------------------------------------------          ------------------------------------------------------------
AEROSPACE - 3.03%                                                     BUILDINGS & REAL ESTATE - 1.36%
Argo Tech Corporation                           $    918,000          Adorn, Inc.                                     $  2,078,822
Consolidated Foundries Holdings                    2,661,969          Texas Industries, Inc.                                71,050
Esterline Technologies                               204,000          TruStile Doors, Inc.                               1,281,276
Gencorp, Inc.                                        274,540                                                          ------------
PAS Holdco LLC                                     2,604,736                                                             3,431,148
Vought Aircraft Industries                           962,500                                                          ------------
                                                ------------          CHEMICAL, PLASTICS & RUBBER - 1.26%
                                                   7,625,745          BCP Crystal US Holdings Corporation                  535,925
                                                ------------          Capital Specialty Plastics, Inc.                      55,408
AUTOMOBILE - 10.65%                                                   Koppers, Inc.                                        518,738
American Tire Distributor                            955,000          Nalco Co.                                            511,250
Ford Motor Credit Co.                              1,550,218          Nova Chemicals Corporation                           475,000
Fuel Systems Holding Corporation                   2,568,900          P Q Corporation                                    1,083,500
General Motors Acceptance Corporation              1,308,330                                                          ------------
General Motors Corporation                           930,000                                                             3,179,821
Goodyear Tire & Rubber Co.                         1,407,000                                                          ------------
Jason, Inc.                                        1,984,491          CONSUMER PRODUCTS - 8.84%
LIH Investors, L.P.                                3,274,630          ALH Fin LLC/ALH Fin Corporation                      933,375
Metaldyne Corporation                              1,314,450          Augusta Sportswear Holding Co.                     2,925,136
Nyloncraft, Inc.                                   1,521,875          Bravo Sports Holding Corporation                   2,477,654
Ontario Drive & Gear Ltd.                          2,502,007          G F S I, Inc.                                        735,000
Qualis Automotive LLC                              2,633,390          K N B Holdings Corporation                         2,543,989
Tenneco, Inc.                                      1,020,000          Momentum Holding Co.                               1,279,394
Titan International, Inc.                            150,938          Neff Motivation, Inc.                              1,385,702
Transtar Holding Company                           2,559,283          R AJ Manufacturing Holdings LLC                    2,489,331
United Components, Inc.                            1,117,800          Royal Baths Manufacturing Company                  1,259,139
                                                ------------          The Tranzonic Companies                            3,465,948
                                                  26,798,312          Walls Industries, Inc.                             2,764,243
                                                ------------          Winsloew Furniture, Inc.                                --
BEVERAGE, DRUG & FOOD - 5.98%                                                                                         ------------
Beta Brands Ltd.                                        --                                                              22,258,911
Cains Foods, L.P.                                    127,333                                                          ------------
Dave and Buster's, Inc.                              609,000          CONTAINERS, PACKAGING & GLASS - 6.10%
Del Monte Corporation                                237,375          Consolidated Container Corporation                   759,375
Dominos Pizza, Inc.                                  302,585          Flutes, Inc.                                       1,580,310
Eagle Pack Pet Foods, Inc.                         1,618,537          Maverick Acquisition Company                       1,078,096
Land O'Lakes, Inc.                                   795,938          P I I Holding Corporation                          2,633,048
National Wine & Spirits, Inc.                      1,260,000          Packaging Dynamics Corporation of America          1,250,000
Nonni's Food Company                               2,299,902          Paradigm Packaging, Inc.                           2,388,134
PepsiAmericas, Inc.                                1,933,202          Pliant Corporation                                   963,476
Pinnacle Foods Group                                 460,688          Pregis Corporation                                 1,082,500
River Ranch Fresh Foods LLC                        1,615,001          Tekni-Plex, Inc.                                   1,541,375
Sbarro, Inc.                                       1,015,000          Vitex Packaging, Inc.                              2,067,464
Specialty Foods Group, Inc.                             --                                                            ------------
Vitality Foodservice, Inc.                         2,100,503                                                            15,343,778
Wornick Co.                                          671,250                                                          ------------
                                                ------------          DISTRIBUTION - 3.87%
                                                  15,046,314          Affina Group, Inc.                                   891,800
                                                ------------          Duncan Systems, Inc.                               1,538,002
BROADCASTING & ENTERTAINMENT - 2.86%                                  Kele and Associates, Inc.                          2,796,831
CCH I Holdings LLC                                 1,906,250          Magnatech International, Inc.                      1,942,455
Cablevision Systems Corporation                      982,500          O R S Nasco Holding, Inc.                          2,580,726
Cenveo Corporation                                 1,056,000          QualServ Corporation --
Citadel Broadcasting Corporation                     567,875          Strategic Equipment & Supply Corporation, Inc.          --
Charter Communications Op LLC                        259,688                                                          ------------
Liberty Media Corporation                            942,137                                                             9,749,814
Lodgenet Entertainment Corporation                   457,938                                                          ------------
Mediacom LLC                                       1,030,000
                                                ------------
                                                   7,202,388
                                                ------------

                                                                                                                                31

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                 Fair Value/                                                           Fair Value/
Industry Classification: continued              Market Value          Industry Classification: continued               Market Value
------------------------------------------------------------          ------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE,                                             HEALTHCARE, EDUCATION & CHILDCARE - 4.17%
MANUFACTURING - 9.42%                                                 AT I Acquisition Company                        $  2,000,816
Activant Solutions, Inc.                        $    139,500          American Hospice Management Holding LLC            2,527,945
AmerCable, Inc.                                    1,551,365          F H S Holding LLC                                  2,680,967
Arrow Tru-Line Holdings, Inc.                      2,287,981          H C A, Inc.                                        1,044,469
Bombardier, Inc.                                     940,000          ICOS Corporation                                     735,938
Coining Corporation of America LLC                 3,589,584          MedAssist, Inc.                                      445,053
Dexter Magnetics Technologies, Inc.                1,213,807          Q L T, Inc.                                          561,750
Douglas Dynamics LLC                                 592,200          Tenet Healthcare Corporation                         508,750
Evans Consoles, Inc.                                    --                                                            ------------
Geo Sub Corporation                                  965,000                                                            10,505,688
Graftech International                             1,168,125                                                          ------------
Great Lakes Dredge & Dock Corporation                989,625          HOME & OFFICE FURNISHINGS, HOUSEWARES,
Postle Aluminum Company LLC                        2,514,423          AND DURABLE CONSUMER PRODUCTS - 7.02%
Radiac Abrasives, Inc.                             2,564,294          Connor Sport Court International, Inc.             1,802,907
Trimas Corporation                                   604,688          H M Holding Company                                2,413,554
Truck Bodies & Equipment International             4,595,302          Home Decor Holding Company                         2,437,922
                                                ------------          Justrite Manufacturing Acquisition Co.             1,688,332
                                                  23,715,894          Monessen Holding Corporation                       2,425,562
                                                ------------          Stanton Carpet Holding Co.                         2,527,052
DIVERSIFIED/CONGLOMERATE, SERVICE - 4.75%                             U-Line Corporation                                 2,502,268
Allied Waste NA                                    1,031,250          Wellborn Foprest Holding Co.                       1,866,104
CapeSuccess LLC                                        5,862                                                          ------------
Chemed Corporation                                 1,164,375                                                            17,663,701
Diversco, Inc./DHI Holdings, Inc.                  1,392,069                                                          ------------
Dwyer Group, Inc.                                    929,717          LEISURE, AMUSEMENT, ENTERTAINMENT - 4.35%
Fowler Holding, Inc.                               2,500,710          AM C Entertainment, Inc.                             914,838
Interline Brands, Inc.                               333,938          Bally Total Fitness Holding Corporation              127,020
Iron Mountain, Inc.                                1,128,900          Harrah's Operating Company                           850,583
Keystone North America, Inc.                         251,592          Keepsake Quilting, Inc.                            1,232,980
Mac-Gray Corporation                                 609,000          M G M Mirage, Inc.                                   374,062
Moss, Inc.                                         1,593,208          Majestic Star Casino LLC                             525,000
Service Corporation International                  1,012,500          Melco PBL Entertainment                              170,080
                                                ------------          O E D Corp/Diamond Jo Company Guarantee              990,000
                                                  11,953,121          Overton's Holding Company                          1,908,874
                                                ------------          Savage Sports Holding, Inc.                        2,127,325
ELECTRONICS - 2.17%                                                   Tunica-Biloxi Gaming Authority                     1,035,000
AE S Corporation                                     215,000          Universal City Florida                               411,500
Calpine Corporation                                  536,250          Warner Music Group                                   272,250
Directed Electronics, Inc.                         4,301,151                                                          ------------
Flextronics International Ltd.                       395,000                                                            10,939,512
                                                ------------                                                          ------------
                                                   5,447,401          MACHINERY - 8.67%
                                                ------------          Davis-Standard LLC                                 2,486,601
FARMING & AGRICULTURE - 0.00%                                         Integration Technology Systems, Inc.               1,248,333
Protein Genetics, Inc.                                  --            Manitowoc Company, Inc.                              202,000
                                                ------------          Maxon Corporation                                  3,362,336
FINANCIAL SERVICES - 0.72%                                            Morton Industrial Group, Inc.                      2,581,211
Highgate Capital LLC                                    --            Safety Speed Cut Manufacturing Company, Inc.       2,467,859
Lazard LLC                                           776,863          Stanadyne Corporation                              1,541,250
Leucadia National Corporation                        659,750          Stewart & Stevenson LLC                            1,260,000
Nymex Holdings, Inc.                                 372,030          Supreme Industries, Inc.                             738,300
Victory Ventures LLC                                    --            Synventive Equity LLC                                 33,459
                                                ------------          Tronair, Inc.                                      3,384,278
                                                   1,808,643          Tubular Textile Machinery                          2,515,493
                                                ------------                                                          ------------
                                                                                                                        21,821,120
32

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                 Fair Value/                                                           Fair Value/
Industry Classification: continued              Market Value          Industry Classification: continued               Market Value
------------------------------------------------------------          ------------------------------------------------------------
MEDICAL DEVICES/BIOTECH - 2.72%                                       TECHNOLOGY - 0.08%
Coeur, Inc.                                     $  1,322,354          Triana Solar, Ltd.                              $      7,560
E X C Acquisition Corporation                        137,269          Unisys Corporation                                   187,863
MicroGroup, Inc.                                   3,858,897                                                          ------------
OakRiver Technology, Inc.                          1,537,965                                                               195,423
                                                ------------                                                          ------------
                                                   6,856,485          TELECOMMUNICATIONS - 3.60%
                                                ------------          Alamosa Deleware, Inc.                               775,130
MINING, STEEL, IRON &                                                 Cincinnati Bell, Inc.                              1,130,250
NON PRECIOUS METALS - 0.37%                                           Hawaiian Telecom Communications                      733,250
U S S Holdings, Inc.                                 933,236          Insilion Systems, Inc.                                27,600
NATURAL RESOURCES - 0.54%                                             Intelsat Subsidiary Holding Company Ltd.           1,008,750
Appleton Papers, Inc.                                306,000          ITC^DeltaCom, Inc.                                 2,867,685
Rock-Tenn Co.                                      1,055,000          Jordan Telecom Products                                 --
                                                ------------          NTL Cable PLC                                      1,035,125
                                                   1,361,000          Rogers Wireless, Inc.                                943,950
                                                ------------          Triton P C S, Inc.                                   526,625
OIL AND GAS - 2.75%                                                                                                   ------------
Atlas Pipeline Partners                              205,500                                                             9,048,365
Basic Energy Services                                221,625                                                          ------------
Brigham Exploration Co.                              701,750          TRANSPORTATION - 1.85%
Chesapeake Energy Corporation                      1,092,469          Allegiant Travel Co.                                 390,034
Clayton Williams Energy, Inc.                        738,000          NABCO, Inc.                                        1,228,856
El Paso Corporation                                1,126,125          Quality Distribution LLC                             622,375
GulfMark Offshore, Inc.                              576,300          Tangent Rail Corporation                           2,400,208
North American Energy Partners                       402,000                                                          ------------
Offshore Logistics, Inc.                             425,250                                                             4,641,473
Opti Canada, Inc.                                    411,000                                                          ------------
Quicksilver Resources, Inc.                          488,750          UTILITIES - 2.04%
Tennessee Gas Pipeline Co.                           526,957          Dynegy Holdings, Inc.                                846,500
                                                ------------          Edison Mission Energy                                530,000
                                                   6,915,726          Inergy LP                                            157,500
                                                ------------          Markwest Energy Operating Co.                        747,875
PHARMACEUTICALS - 1.09%                                               N R G Energy, Inc.                                   175,875
CorePharma LLC                                     2,643,191          Pacific Energy Partners                              659,750
Enzymatic Therapy, Inc.                              106,250          Petrohawk Energy Corporation                       1,050,000
                                                ------------          Sierra Pacific Resources                             622,814
                                                   2,749,441          Tenaska Alabama Partners LP                          346,527
                                                ------------                                                          ------------
PUBLISHING/PRINTING - 1.63%                                                                                              5,136,841
Cadmus Communications Corporation                    995,000                                                          ------------
Idearc, Inc.                                         609,000          WASTE MANAGEMENT/POLLUTION - 1.62%
Newark Group, Inc.                                   852,125          Terra Renewal Services, Inc.                       2,941,543
Primedia, Inc.                                       967,500          Waste Services, Inc.                               1,146,750
Sheridan Acquisition Corporation                     390,000                                                          ------------
Vertis, Inc.                                         281,400                                                             4,088,293
                                                ------------                                                          ------------
                                                   4,095,025          TOTAL CORPORATE RESTRICTED
                                                ------------          AND PUBLIC SECURITIES - 107.34%                 $270,159,611
RETAIL STORES - 3.83%                                                                                                 ============
Blockbuster, Inc.                                    459,563
Heelys, Inc.                                         317,889          SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
Insurance Auto Auctions, Inc.                      1,130,000
Neiman Marcus Group, Inc.                          1,390,625
Olympic Sales, Inc.                                3,797,446
Rent-A-Center, Inc.                                  401,000
Rental Service Corporation                         1,032,500
United Rentals, Inc.                               1,117,969
                                                ------------
                                                   9,646,992
                                                ------------

                                                                                                                                33

MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

1. HISTORY

MassMutual Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield while providing an opportunity for capital gains by investing primarily in a portfolio of privately placed, below investment grade, long term corporate debt obligations with equity features, such as warrants, conversions rights, or other equity features and, occasionally, preferred stocks, purchased directly from their issuers.

On January 27,1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust have been included in the accompanying consolidated financial statements. Footnote 2.D below discusses the Federal tax consequences of the MMCI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:

   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, absent an exemption from registration, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act").

   The value of restricted securities, including warrants, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of the acquisition thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $174,416,861 (69.30% of net assets) as of December 31, 2006 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2006, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.

                                                  MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

   B. ACCOUNTING FOR INVESTMENTS:

   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:

   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon or to distribute all or a portion of such net gains. For the year ended December 31, 2006, the Trust had a net realized long-term taxable capital gain balance of $17,749,957, which the Trustees voted to retain and pay the federal capital gain tax thereon. The Trust has accrued income tax expense of $6,212,485 on the Statement of Operations related to the retained realized capital gains.

   In 2006, the Trust re-classified a total of $1,787,482 to undistributed net investment income. $1,748,482 was re-classified from accumulated net realized gain on investments and $39,000 was re-classified from additional paid in capital to more accurately display the Trust's capital financial position on a tax-basis in accordance with accounting principles generally accepted in the United States of America. These re-classifications had no impact on net asset value.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's PRO RATA share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMCI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   The MMCI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMCI Subsidiary Trust, all of the MMCI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the year ended December 31, 2006, the MMCI Subsidiary Trust has accrued income tax expense on net realized gains of $428,070 and increased deferred income tax expense on net unrealized gains by $375,445.

   E. DISTRIBUTIONS TO SHAREHOLDERS:

   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

   The tax character of distributions declared during the years ended December 31, 2006 and 2005 was as follows:

   DISTRIBUTIONS PAID FROM:                2006             2005
                                       -----------------------------
   Ordinary Income                     $ 22,643,658     $ 20,499,802
   Long-term Capital Gains             $       --       $ 208,144

   As of December 31, 2006, the components of distributable earnings on a tax basis included $1,841,989 of undistributed ordinary income. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States.

   Net investment income of the Trust as presented under accounting principles generally accepted in the United States of America differs from distributable earnings due to earnings from the MMCI Subsidiary Trust as well as timing differences in the recognition of income on certain investments.

   F. EXPENSE REDUCTION

   Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreements, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations.

3. INVESTMENT SERVICES CONTRACT

   A. NEW INVESTMENT SERVICES CONTRACT:

   An Investment Services Contract between the Trust and Babson Capital, effective October 1, 2005 (the "New Contract"), provides for a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust each quarter, which is approximately equal to 1.25% annually, with no performance adjustment. The New Contract provides that for its first eighteen months, the investment advisory fee cannot exceed the amount that Babson Capital would have been paid under the prior Investment Services Contract with the Trust dated July 1, 1988 (the "Prior Contract").

MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

   B. SERVICES:

   Under the New Contract with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the New Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   C. PRIOR INVESTMENT SERVICES CONTRACT ADVISORY FEE:

   Under the Prior Contract, the Trust paid Babson Capital a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% of net asset value, approximately equivalent to plus or minus 0.25% on an annual basis.

   The Performance Adjustment was based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return of the Standard & Poor's Industrials Composite (formerly called the Standard & Poor's Industrial Price Index) and the Lehman Brothers Intermediate U.S. Credit Index (formerly called the Lehman Brothers Corporate Bond Index) over a rolling threeyear period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Standard & Poor's Industrials Composite is not readily available to the public. Babson Capital obtained the information for this index from Factset Research Systems. The three-year annualized return for the Standard & Poor's Industrials Composite for the period ended December 31, 2006 was 9.57%. Under the prior contract, the Performance Adjustment was equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeded the Target Rate, the Base Fee Rate was increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return was less than the Target Rate, the Base Fee Rate was reduced by the Performance Adjustment. Under the Prior Contract, the investment advisory fee payable by the Trust was equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date. Additionally, Babson Capital agreed to waive, for each quarter beginning July 1, 2004, the amount, if any, by which the investment advisory fee calculated in the manner described in the Prior Contract exceeded the sum of (i) 5/16 of 1% times the ending net asset value for that quarter plus or minus (ii) the Performance Adjustment applied against the average quarter end net assets for the Trust for the twelvequarter period ending on such quarter.

4. SENIOR SECURED INDEBTEDNESS

   A. NOTE PAYABLE:

   MassMutual holds the Trust's $20,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due November 15, 2007 and accrues at 7.39% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2006, the Trust incurred total interest expense on the Note of $1,479,145. The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

   B. REVOLVING CREDIT AGREEMENT:

   The Trust entered into a Revolving Credit Agreement (the "Revolver") with The Royal Bank of Scotland PLC as of May 31, 2005 (the "Agent Bank"), in the principal amount of $25,000,000, maturing May 31, 2008. The Revolver bears interest payable in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or LIBOR Rate Loan. Interest on Base Rate Loans equals the higher of: (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on LIBOR Rate Loans equals .37% plus the London Inter Bank Offered Rate ("LIBOR") rate, divided by 1 minus the LIBOR Reserve Rate. The Trust also incurs expense on the undrawn portion of the total Revolver at a rate of .15% per annum.

   As of December 31, 2006, there was no outstanding amount against the Revolver. For the year ended December 31, 2006, the Trust incurred total expense on the Revolver of $37,500 related to the undrawn portion.

5. PURCHASES AND SALES OF INVESTMENTS

FOR THE YEAR                                            COST OF INVESTMENTS
ENDED 12/31/2006                                                   ACQUIRED
---------------------------------------------------------------------------
Corporate restricted securities                                $ 74,805,191
Corporate public securities                                      23,746,845

                                                              PROCEEDS FROM
                                                        SALES OR MATURITIES
---------------------------------------------------------------------------
Corporate restricted securities                                $ 49,762,773
Corporate public securities                                      38,850,564

The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of December 31, 2006. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of

                                                  MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

December 31, 2006 is $6,184,550 and consists of $26,139,808 appreciation and $19,955,258 depreciation.

Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $651,017 on net unrealized gains in the MMCI Subsidiary Trust.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)

                                                AMOUNT      PER SHARE
---------------------------------------------------------------------
MARCH 31, 2006
---------------------------------------------------------------------
Investment income                             $6,350,324
Net investment income                          5,061,431     $ 0.56
Net realized and unrealized
gain on investments (net of taxes)             7,598,686       0.84

---------------------------------------------------------------------
JUNE 30, 2006
---------------------------------------------------------------------
Investment income                              6,202,668
Net investment income                          4,891,333       0.53
Net realized and unrealized
gain on investments (net of taxes)             6,204,073       0.68

---------------------------------------------------------------------
SEPTEMBER 30, 2006
---------------------------------------------------------------------
Investment income                              6,242,239
Net investment income                          4,942,357       0.55
Net realized and unrealized
loss on investments (net of taxes)             4,648,575       0.51

---------------------------------------------------------------------
DECEMBER 31, 2006
---------------------------------------------------------------------
Investment income                              7,018,035
Net investment income                          5,786,022       0.63
Net realized and unrealized
loss on investments (net of taxes)            (3,693,591)     (0.41)

7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
   PERSONS

For the year ended December 31, 2006, the Trust paid its Trustees aggregate remuneration of $175,875. During the year the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Crandall and Joyal as "interested persons" of the Trust.

All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the New Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital). For the year ended December 31, 2006 Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

Mr. Crandall, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital. The Trust did not make any payments to Babson Capital during 2006, other than amounts payable to Babson Capital pursuant to the New Contract. During 2006, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4.A:

     Preparation of the Trust's Quarterly
       and Annual Reports to Shareholders                 $12,818
     Preparation of Certain of the
       Trust's Shareholder Communications                     657
     Preparation of the Trust's
       Annual Proxy Statements                                588
                                                          -------
                                                          $14,063
                                                          =======

8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT 109 ("FIN 48"). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Trust is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Trust does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

9. CERTIFICATIONS (UNAUDITED)

As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by
Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.

MassMutual Corporate Investors

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of MassMutual Corporate Investors

We have audited the accompanying statement of assets and liabilities of MassMutual Corporate Investors (the Trust), including the schedule of investments, as of December 31, 2006, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2003 were audited by other independent registered public accountants whose report, dated February 6, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by counting of securities at the custodian and confirmation of securities owned, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Corporate Investors as of December 31, 2006, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the years described above in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
Boston, Massachusetts
February 9, 2007

                                                  MassMutual Corporate Investors

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROGER W. CRANDALL* (42)     Trustee       3 years/            Executive Vice President      2       Trustee, Chairman (since 2005),
Massachusetts Mutual      (since 2005)    1 year,             and Chief Investment                  President (2003-2005), and Vice
Life Insurance Company                    7 months            Officer (since 2005) of               President (2002-2003) of the
1295 State Street           Chairman                          MassMutual; and                       Trust; Director (since 2004),
Springfield, MA 01111     (since 2005)    1 year/             Chairman (since 2005),                Babson Capital Europe Limited
                                          7 months            President and Chief                   (an institutional debtfund
                                                              Executive Officer (since              manager); Director (since
                                                              2006), Vice Chairman                  2005), Babson Capital Japan KK
                                                              (2005), Member of the                 (a Japanese registered
                                                              Board of Managers (since              investment adviser);
                                                              2004), Member of the                  Non-Executive Director (since
                                                              Board of Directors (2003-             2005), Baring Asset Management
                                                              2004), and Managing                   Limited (an investment
                                                              Director of Babson Capital            manager/adviser); Chairman
                                                              (2000-2005).                          (since 2005), Cornerstone Real
                                                                                                    Estate Advisers LLC (an
                                                                                                    investment adviser); Director
                                                                                                    (since 2003), MassMutual
                                                                                                    Corporate Value Partners
                                                                                                    Limited (investment company);
                                                                                                    Director (since 2003),
                                                                                                    MassMutual Corporate Value
                                                                                                    Limited (investment company);
                                                                                                    Director (since 2005),
                                                                                                    MassMutual Holdings (Bermuda)
                                                                                                    Ltd. (holding company);
                                                                                                    Director (since 2005),
                                                                                                    MassMutual Holding MSC, Inc.
                                                                                                    (holding company); Director
                                                                                                    (since 1996), MMHC Investment
                                                                                                    LLC (investment company);
                                                                                                    Director (since 2004), MML
                                                                                                    Assurance, Inc. (a New York
                                                                                                    Insurance Company); Director
                                                                                                    (since 2005), Oppenheimer
                                                                                                    Acquisition Corp. (holding
                                                                                                    company); Director (since
                                                                                                    2004), Jefferies Finance LLC (a
                                                                                                    joint venture between Jefferies
                                                                                                    Group Inc. and Babson Capital);
                                                                                                    Director (since 2004), Great
                                                                                                    Lakes LLC (investment company);
                                                                                                    Director (since 1999), SAAR
                                                                                                    Holdings CDO Ltd. (investment
                                                                                                    company); Chairman and Chief
                                                                                                    Executive Officer (since 2006),
                                                                                                    MassMutual Capital Partners
                                                                                                    (investment company); Director
                                                                                                    (since 2006), Invicta Advisers
                                                                                                    LLC (derivative trading
                                                                                                    company); Director (since
                                                                                                    2006), Invicta Capital LLC
                                                                                                    (derivative trading company);
                                                                                                    Director (since 2006), Invicta
                                                                                                    Credit LLC (derivative trading
                                                                                                    company); Director (since
                                                                                                    2006), Invicta Holdings LLC
                                                                                                    (derivative trading company);
                                                                                                    Trustee (since 2003), President
                                                                                                    (2003-2005), and Chairman
                                                                                                    (since 2005), MMCI Subsidiary
                                                                                                    Trust and MMPI Subsidiary
                                                                                                    Trust; and Trustee (since
                                                                                                    2005), Chairman (since 2005),
                                                                                                    President (2003-2005), and Vice
                                                                                                    President (2002-2003) of
                                                                                                    MassMutual Participation
                                                                                                    Investors (closed-end
                                                                                                    investment company advised by
                                                                                                    Babson Capital).

*MR. CRANDALL IS CLASSIFIED AS AN "INTERESTED PERSON" OF THE TRUST AND BABSON CAPITAL (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE OF HIS POSITION AS AN OFFICER OF THE TRUST; AND CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER, AND MEMBER OF THE BOARD OF MANAGERS OF BABSON CAPITAL.

MassMutual Corporate Investors

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. JOYAL* (62)        Trustee      3 years/            President (2001-2003)         51      President (1999-2003) and
MassMutual                 (since 2003)   2 years,            of Babson Capital.                    Trustee (since 2003) of the
Corporate Investors                       10 months                                                 Trust; Director (since 2006),
1500 Main Street                                                                                    Jefferies Group, Inc.
Suite 600                                                                                           (financial services); Director
P.O. Box 15189                                                                                      (since 2003), Pemco Aviation
Springfield, MA 01115-5189                                                                          Group, Inc. (aircraft
                                                                                                    maintenance and overhaul);
                                                                                                    Trustee (since 2003),
                                                                                                    MassMutual Select Funds,
                                                                                                    formerly MassMutual
                                                                                                    Institutional Funds, (an
                                                                                                    openend investment company
                                                                                                    advised by MassMutual); Trustee
                                                                                                    (since 2003), MML Series
                                                                                                    Investment Fund (an open-end
                                                                                                    investment company advised by
                                                                                                    MassMutual); Trustee
                                                                                                    (1998-2003), Senior Vice
                                                                                                    President (1998-2001), and
                                                                                                    President (2001-2003), MMCI
                                                                                                    Subsidiary Trust and MMPI
                                                                                                    Subsidiary Trust; and President
                                                                                                    (1999-2003), Trustee (since
                                                                                                    2003), MassMutual Participation
                                                                                                    Investors (closed-end
                                                                                                    investment company advised by
                                                                                                    Babson Capital).

*MR. JOYAL RETIRED AS PRESIDENT OF BABSON CAPITAL IN JUNE 2003. IN ADDITION AND AS NOTED ABOVE, MR. JOYAL IS A DIRECTOR OF JEFFERIES GROUP, INC., WHICH HAS A WHOLLY OWNED BROKER-DEALER SUBSIDIARY THAT MAY EXECUTE PORTFOLIO TRANSACTIONS AND/OR ENGAGE IN PRINCIPAL TRANSACTIONS WITH THE TRUST, OTHER INVESTMENT COMPANIES ADVISED BY BABSON CAPITAL OR ANY OTHER ADVISORY ACCOUNTS OVER WHICH BABSON CAPITAL HAS BROKERAGE PLACEMENT DISCRETION. ACCORDINGLY, THE TRUST HAS DETERMINED TO CLASSIFY MR. JOYAL AS AN "INTERESTED PERSON" OF THE TRUST AND BABSON CAPITAL (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                                                  MassMutual Corporate Investors

INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. BARRETT (67)     Trustee       3 years/           President (since 2002),        2      Trustee (since 2006), MassMutual
MassMutual                (since 2006)   10 months*          Barrett-Gardner Associates,           Participation Investors (a
Corporate Investors                                          Inc. (investments); and               closed-end Investment company
1500 Main Street                                             Senior Vice President                 advised by Babson Capital).
Suite 600                                                    (1976-2002), Janney
P.O. Box 15189                                               Montgomery Scott LLC
Springfield, MA 01115-5189                                   (investments).

------------------------------------------------------------------------------------------------------------------------------------
DONALD E. BENSON (76)       Trustee       3 years/           Executive Vice President       2      Director (since 1997), MAIR
MassMutual                (since 1986)    2 years,           and Director (since 1992),            Holdings, Inc. (commuter airline
Corporate Investors                       10 months          Marquette Financial                   holding company); Director (since
1500 Main Street                                             Companies (financial                  1997), National Mercantile
Suite 600                                                    services); Partner (since             Bancorp (bank holding company);
P.O. Box 15189                                               1996), Benson Family                  and Trustee (since 1988),
Springfield, MA 01115-5189                                   Limited Partnership No. 1             MassMutual Participation
                                                             and Benson Family Limited             Investors (closed-end investment
                                                             Partnership No. 2                     company advised by Babson
                                                             (investment partnerships);            Capital).
                                                             and Partner (1987-2004),
                                                             Benson, Pinckney, Oates
                                                             Partnership (building
                                                             partnership).

*MR. BARRETT WAS ELECTED BY THE BOARD OF TRUSTEES TO FILL A NEWLY CREATED BOARD SEAT ON JULY 18, 2006.

MassMutual Corporate Investors

INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN (50)        Trustee     3 years/            Private Investor;              2      Trustee (since 2005), MassMutual
MassMutual                 (since 2005)  1 year,             and Managing Director                 Participation Investors (a
Corporate Investors                      7 months            (1994-2005),                          closed-end investment company
1500 Main Street                                             Morgan Stanley.                       advised by Babson Capital);
Suite 600                                                                                          Independent Director (since
P.O. Box 15189                                                                                     2006), Invicta Holdings LLC
Springfield, MA 01115-5189                                                                         (derivitive trading company).

------------------------------------------------------------------------------------------------------------------------------------
DONALD GLICKMAN (73)        Trustee      3 years/            Chairman (since 1992),         2      Director (since 1984), Monro
MassMutual                (since 1992)   2 years,            Donald Glickman and                   Muffler Brake, Inc. (automobile
Corporate Investors                      10 months           Company, Inc. (private                repair service); Director (since
1500 Main Street                                             investments); and Partner             1998), MSC Software Corp.
Suite 600                                                    (since 1992), J.F. Lehman &           (simulation software); and
P.O. Box 15189                                               Co. (private investments).            Trustee (since 1992), MassMutual
Springfield, MA 01115-5189                                                                         Participation Investors
                                                                                                   (closed-end investment company
                                                                                                   advised by Babson Capital).

42

                                                  MassMutual Corporate Investors

INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATION(S)              OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART (71)          Trustee      3 years/           Private Investor;              2       Director (since 2004), Texas
MassMutual                 (since 1991)   10 months          and President and                      Roadhouse, Inc. (operates
Corporate Investors                                          Director (since 1983),                 restaurant chain); Director
1500 Main Street                                             H Investment Company                   (since 1999), ValueClick Inc.
Suite 600                                                    LLC (family partnership).              (internet advertising company);
P.O. Box 15189                                                                                      Director (since 2002),
Springfield, MA 01115-5189                                                                          Spectranetics Corp. (medical
                                                                                                    device company); and Trustee
                                                                                                    (since 1991), MassMutual
                                                                                                    Participation Investors
                                                                                                    (closed-end investment company
                                                                                                    advised by Babson Capital).

------------------------------------------------------------------------------------------------------------------------------------
CORINNE T. NORGAARD (69)     Trustee      3 years/           President, (2004-2005),       33       Trustee (since 2005), MML
MassMutual                 (since 1998)   1 year,            Thompson Enterprises                   Series Investment Fund II (an
Corporate Investors                       10 months          Real Estate Investment;                open-end investment company
1500 Main Street                                             and Dean (1996-2004),                  advised by MassMutual); Trustee
Suite 600                                                    Barney School of Business,             (since 2004), MassMutual
P.O. Box 15189                                               University of Hartford.                Premier Funds, formerly The DLB
Springfield, MA 01115-5189                                                                          Fund Group (an openend
                                                                                                    investment company advised by
                                                                                                    MassMutual); Trustee (since
                                                                                                    1993), ING Series Fund
                                                                                                    (investment company); Director
                                                                                                    (since 1992), ING Variable
                                                                                                    Series Fund; and Trustee (since
                                                                                                    1998), MassMutual Participation
                                                                                                    Investors (a closed-end
                                                                                                    investment company advised by
                                                                                                    Babson Capital).

MassMutual Corporate Investors

OFFICERS OF THE TRUST

                                                                PRINCIPAL
                              POSITION                          OCCUPATION(S)
NAME (AGE),                   WITH          OFFICE TERM/LENGTH  DURING PAST
ADDRESS                       THE TRUST     OF TIME SERVED      5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN (49)        President     1 year/             President (since 2005), Vice President (1993-2005) of the Trust;
MassMutual                                   7 months            Member of the Board of Managers (since 2006), and Managing
Corporate Investors                                              Director (since 2000) of Babson Capital; Trustee (since 2005),
1500 Main Street o Suite 600                                     and President (since 2005), MMCI Subsidiary Trust and MMPI
P.O. Box 15189                                                   Subsidiary Trust; and President (since 2005), Vice President
Springfield, MA 01115-5189                                       (1993-2005), MassMutual Participation Investors.

------------------------------------------------------------------------------------------------------------------------------------
RODNEY J. DILLMAN (54)         Vice          1 year/             Vice President, Secretary, and Chief Legal Officer (since 2006)
MassMutual                     President,    7 months            of the Trust; Vice President and Associate General Counsel (since
Corporate Investors            Secretary,                        2000) of MassMutual; General Counsel and Secretary (since 2006)
1500 Main Street o Suite 600   and Chief                         of Babson Capital; Vice President and Secretary (since 2006),
P.O. Box 15189                 Legal                             MMCI Subsidiary Trust and MMPI Subsidiary Trust; and Vice
Springfield, MA 01115-5189     Officer                           President, Secretary, and Chief Legal Officer (since 2006),
                                                                 MassMutual Participation Investors.

------------------------------------------------------------------------------------------------------------------------------------
JAMES M. ROY (44)              Vice          1 year/             Vice President and Chief Financial Officer (since 2005),
MassMutual                     President     7 months            Treasurer (2003-2005), and Associate Treasurer (1999-2003) of the
Corporate Investors            and Chief                         Trust; Managing Director (since 2005), and Director (2000-2005)
1500 Main Street o Suite 600   Financial                         of Babson Capital; Trustee (since 2005), Treasurer (since 2005),
P.O. Box 15189                 Officer                           and Controller (2003-2005), MMCI Subsidiary Trust and MMPI
Springfield, MA 01115-5189                                       Subsidiary Trust; and Vice President and Chief Financial Officer
                                                                 (since 2005), Treasurer (2003-2005), and Associate Treasurer
                                                                 (1999-2003), MassMutual Participation Investors.

------------------------------------------------------------------------------------------------------------------------------------
JOHN T. DAVITT, JR. (39)       Comptroller   1 year/             Comptroller (since 2001) of the Trust; Director (since 2000) of
MassMutual                                   7 months            Babson Capital; Controller (since 2005), MMCI Subsidiary Trust
Corporate Investors                                              and MMPI Subsidiary Trust; and Comptroller (since 2001),
1500 Main Street o Suite 600                                     MassMutual Participation Investors.
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------
MELISSA M. LAGRANT (33)        Chief         1 year/             Chief Compliance Officer (since 2006) of the Trust; Managing
MassMutual                     Compliance    7 months            Director (since 2005) of Babson Capital; Vice President and
Corporate Investors            Officer                           Senior Compliance Trading Manager (2003-2005), Loomis, Sayles &
1500 Main Street o Suite 600                                     Company, L.P.; Assistant Vice President-Business Risk Management
P.O. Box 15189                                                   Group (2002-2003), and Assistant Vice President-Investment
Springfield, MA 01115-5189                                       Compliance (2001-2002), Zurich Scudder Investments/Deutsche Asset
                                                                 Management; and Chief Compliance Officer (since 2006), MassMutual
                                                                 Participation Investors.

------------------------------------------------------------------------------------------------------------------------------------
RONALD S. TALAIA (38)          Treasurer     1 year/             Treasurer (since 2006) of the Trust; Director (since 2001) of
MassMutual                                   7 months            Babson Capital; and Treasurer (since 2006), MassMutual
Corporate Investors                                              Participation Investors.
1500 Main Street o Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

44

                                                  MassMutual Corporate Investors

[PHOTO]
Members of the Board of Trustees

Left to right:
Donald Glickman
CHAIRMAN, DONALD GLICKMAN
& COMPANY, INC.

Robert E. Joyal
RETIRED PRESIDENT OF
BABSON CAPITAL MANAGEMENT LLC

William J. Barrett
PRESIDENT, BARRETT-GARDNER
ASSOCIATES, INC.

Michael H. Brown
PRIVATE INVESTOR

Donald E. Benson*
EXECUTIVE VICE PRESIDENT
AND DIRECTOR,
MARQUETTE FINANCIAL COMPANIES

Corine T. Norgaard*
PRESIDENT, THOMPSON ENTERPRISES
REAL ESTATE INVESTMENT

Roger W. Crandall
EXECUTIVE VICE PRESIDENT AND
CHIEF INVESTMENT OFFICER,
MASSACHUSETTS MUTUAL
LIFE INSURANCE COMPANY

Martin T. Hart*
PRIVATE INVESTOR

*MEMBER OF THE AUDIT COMMITTEE

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN MEMBERS OF THE BOARD OF TRUSTEES

MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan. The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. Ashareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent. Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver, CO 80217-3673.

OFFICERS

Roger W. Crandall
CHAIRMAN

Clifford M. Noreen
PRESIDENT

James M. Roy
VICE PRESIDENT &
CHIEF FINANCIAL OFFICER

Rodney J. Dillman
VICE PRESIDENT, SECRETARY &
CHIEF LEGAL OFFICER

Jill A. Fields
VICE PRESIDENT

Michael P. Hermsen
VICE PRESIDENT

Mary Wilson Kibbe
VICE PRESIDENT

Michael L. Klofas
VICE PRESIDENT

Richard E. Spencer, II
VICE PRESIDENT

Ronald S. Talaia
TREASURER

John T. Davitt, Jr.
COMPTROLLER

Melissa M. LaGrant
CHIEF COMPLIANCE OFFICER

[LOGO]  MassMutual Corporate Investors                                DB1035 207

ITEM 2.  CODE OF ETHICS.

         The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          FEES BILLED TO THE REGISTRANT

                                   KPMG LLP                KPMG LLP
                                   Year Ended             Year Ended
                                  December 31,            December 31,
                                      2006                   2005
                                   ----------             ----------
         Audit Fees                $   40,500             $   34,200
         Audit-Related Fees             5,400                  5,000
         Tax Fees                      34,500                 25,900
         All Other Fees                     0                      0
                                   ----------             ----------
         Total Fees                $   80,400             $   65,100
                                   ==========             ==========

         NON-AUDIT FEES BILLED TO BABSON CAPITAL AND MASSMUTUAL

                                  KPMG LLP                KPMG LLP
                                  Year Ended             Year Ended
                                 December 31,            December 31,
                                     2006                   2005
                                  ----------             ----------
         Audit-Related Fees       $  988,727             $1,229,916
         Tax Fees                     18,000                      0
         All Other Fees                    0                      0
                                  ----------             ----------
         Total Fees               $1,006,727             $1,229,916
                                  ==========             ==========

              The category "Audit Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital") and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SAS 70 review, agreed upon procedures reports. Preparation of Federal, state and local income tax and compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2006, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

         The Audit Committee reviewed the aggregate fees billed for professional services rendered by KPMG for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

         The 2005 fees billed represent final 2005 amounts, which may differ from the preliminary figures available as of the filing date of the Trust's 2006 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Trust's 2006 Annual Form N-CSR, but are now properly included in the 2005 fees billed to the Trust, Babson Capital, and MassMutual.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of U.S. Securities and Exchange Commission. The Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mci; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Martin T. Hart, and Corine T. Norgaard.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson Capital"). A summary of Babson Capital's proxy voting policies and procedures is set forth below.

         Summary of Babson Capital's Proxy Voting Policy
         -----------------------------------------------

         Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e. prudently and in a manner believed by Babson Capital to best protect and enhance an investor's returns). To implement this general principle, it is Babson Capital's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines.

         Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a proxy, vote against ISS's proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth in the Policy are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict").

         Summary of Babson Capital's Proxy Voting Procedures
         ---------------------------------------------------

         Babson Capital has (1) established a Proxy Committee that is responsible for the implementation and governance of the Policy and (2) designated Proxy Administrators who will receive and post proxies for voting with ISS. In accordance with the Policy, Babson Capital will generally vote all client proxies in accordance with ISS's recommendation or proxy voting guidelines, unless a person authorized by the Proxy Committee (each a "Proxy Analyst") determines that it is in its clients' best interest to vote against ISS's recommendation or proxy voting guidelines. In these cases, Babson Capital will vote against ISS's recommendation or proxy voting guidelines, so long as no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients' best interests.

         No employee, officer or director of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes any proxy, unless such person has been requested to provide such assistance by a Portfolio Manager or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson Capital's General Counsel.

         Obtaining a Copy of the Policy
         ------------------------------

         The full text of Babson Capital's Policy is available (1) without charge, upon request, by calling 1-866-399-1516 or (2) on the Registrant's website, www.babsoncapital.com/mci.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

         PORTFOLIO MANAGER. Clifford M. Noreen serves as the President of the Registrant (since 2005) and as its Portfolio Manager. Mr. Noreen began his service to the Registrant in 1993 as a Vice President. With over 25 years of industry experience, Mr. Noreen is a Managing Director and a Member of the Board of Managers of Babson Capital Management LLC ("Babson Capital") and head of Babson Capital's Corporate Securities Group, where he oversees public equities and corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, and structured credit products. Mr. Noreen joined Massachusetts Mutual Life Insurance Company ("MassMutual"), Babson Capital's parent company, in 1985 and began leading its High Yield Team in 1992, where he was responsible for oversight of all public high yield portfolios. In 2004, Mr. Noreen assumed responsibility for Babson Capital's Public Corporate Credit Group, which included the Investment Grade and High Yield Institutional Fixed Income teams. Mr. Noreen also presently serves as President of MassMutual Participation Investors, another closed-end registered investment company advised by Babson Capital. Mr. Noreen holds a B.A. from the University of Massachusetts and an M.B.A from American International College.

         PORTFOLIO MANAGEMENT TEAM. Mr. Noreen has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

         Michael P. Hermsen, Michael L. Klofas, and Richard E. Spencer II are each a Vice President of the Registrant and a Managing Director of Babson Capital. Together they are responsible for managing Babson Capital's Mezzanine Investment and Private Equity Investments Team within the Corporate Securities Group, which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

         Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1992. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University.

         Mr. Klofas joined MassMutual in 1988 and has been an officer of the Registrant since 1989. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation.

         Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of Registrant since 1990. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

         Starting in 2006, Jill A. Fields assumed primary day-to-day responsibility for managing the Registrant's public high yield and investment grade fixed income portfolio. Ms. Fields has been a Vice President of the Registrant since 2006. Ms. Fields is a Managing Director of Babson Capital with over 20 years of industry experience in high yield total return structured credit leveraged loans and private placement investing. Prior to joining Babson Capital in 1997, she was a credit analyst at Shawmut National Bank, and the Director of Corporate Bond Research at Hartford Life Insurance Group. Ms. Fields holds a B.S. from Pennsylvania State University and an M.B.A. from the University of Connecticut.

         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

                                                                        NUMBER OF
                                                                        ACCOUNTS         APPROXIMATE
                                          TOTAL                         WITH             ASSET SIZE OF
                                          NUMBER      APPROXIMATE       PERFORMANCE-     PERFORMANCE-
PORTFOLIO     ACCOUNT                     OF          TOTAL ASSET       BASED            BASED ADVISORY
TEAM          CATEGORY                    ACCOUNTS    SIZE(A)           ADVISORY FEE     FEE ACCOUNTS(A)
------------  ---------------------       --------    ------------      ------------     --------------
Clifford M.   Registered Investment
Noreen(B)     Companies                       1       $126.5 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $56.5 million          2           $56.5 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    0           N/A
              -----------------------------------------------------------------------------------------
Jill A.       Registered Investment
Fields        Companies                       3       $741.9 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $49.7 million          1           $49.7 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  3       $545.6 million         0           N/A
              -----------------------------------------------------------------------------------------
Michael P.    Registered Investment
Hermsen       Companies                       1       $126.5 million         N/A         N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $577.3 million         5           $577.3 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1C      $1.38 billion         N/A          N/A
              -----------------------------------------------------------------------------------------
Michael L.    Registered Investment
Klofas        Companies                       1       $126.5 million        N/A          N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $577.3 million         5           $577.3 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1C      $1.38 billion         N/A          N/A
              -----------------------------------------------------------------------------------------
Richard E.    Registered Investment
Spencer II    Companies                       1       $126.5 million        N/A          N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $577.3 million         5           $577.3 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1C      $1.38 billion         N/A          N/A

     (A) Account asset size has been calculated as of December 31, 2006.

     (B) Mr. Noreen, as the head of Babson Capital's Corporate Securities Group, has overall responsibility for all corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, as well as structured credit products managed by Babson Capital. Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital's Corporate Securities Group.

     (C) The listed account and managed assets represent that portion of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company for which an individual Portfolio Team member has primary day-to-day responsibility. As of December 31, 2006, Babson Capital's total general investment account assets under management were $58.5 billion dollars.

         MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Team have responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or much of such accounts or an interest in the performance of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

         It is possible that an investment opportunity may be suitable for both the Registrant and other accounts managed by a member of the Portfolio Team, but may not be available in sufficient quantities for both the Registrant and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Registrant and another account. A conflict may arise where a member of the Portfolio Team may have an incentive to treat an account preferentially as compared to the Registrant because the account pays Babson Capital a performance-based fee or a member of the Portfolio Team, Babson Capital, or an affiliate has an interest in the account. Babson Capital has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Babson Capital or an affiliate, whether the account is public, private, proprietary or third party. Additionally, the Registrant, MassMutual, Babson Capital, MassMutual Participation Investors, and any private investment company advised or sub-advised by Babson Capital have obtained a blanket order from the Securities and Exchange Commission pursuant to Section 17(d), and Rule 17(d)-1 thereunder, of the Investment Company Act of 1940, as amended, which sets forth the conditions by which the entities can engage in private placement co-investment activities.

         Potential material conflicts of interest may also arise related to the knowledge and timing of the Registrant's trades, investment opportunities and broker selection. A member of the Portfolio Team will have information about the size, timing and possible market impact of the Registrant's trades. It is theoretically possible that a member of the Portfolio Team could use this information for his or her personal advantage or the advantage of other accounts he manages or the possible detriment of the Registrant. For example, a member of the Portfolio Team could front run a fund's trade or short sell a security for an account immediately prior to the Registrant's sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures governing employees' personal securities transactions, the use of short sales, and trading between the Registrant and other accounts managed by members of the Portfolio Team or accounts owned by Babson Capital or its affiliates.

         With respect to securities transactions for the Registrant, Babson Capital determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson Capital manages certain other accounts, however, where Babson Capital may be limited by the client with respect to the selection of brokers or directed to trade such client's transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage.

         Members of the Portfolio Team may also face other potential conflicts of interest in managing the Registrant, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Registrant and the other accounts listed above.

         COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

         To help Babson Capital make informed decisions, the Company participates in annual compensation surveys of investment management firms using McLagan Partners, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

         The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Lehman Brothers Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson Capital. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

         Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

         BENEFICIAL OWNERSHIP. As of December 31, 2006, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

                                             DOLLAR RANGE OF BENEFICIALLY OWNED*
         PORTFOLIO TEAM:                     EQUITY SECURITIES OF THE REGISTRANT
         ---------------                     -----------------------------------
         Clifford M. Noreen                  $500,001-$1,000,000
         Jill A. Fields                      $50,001-$100,000
         Michael P. Hermsen                  $100,001-$500,000
         Michael L. Klofas                   $100,001-$500,000
         Richard E. Spencer II               None

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended. (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Babson Capital's non-qualified deferred compensation plan for certain officers of Babson Capital (the "Plan"). The Plan has an investment option that derives its value from the market value of the Registrant's common shares. However, neither the Plan nor the participant in the Plan has an actual ownership interest in the Registrant's common shares.)

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Corporate Investors
                ----------------------------------
By:             /s/ Clifford M. Noreen
                ----------------------------------
                Clifford M. Noreen, President
                ----------------------------------
Date:           March 6, 2007
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford M. Noreen
                ----------------------------------
                Clifford M. Noreen, President
                ----------------------------------
Date:           March 6, 2007
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President, and
                Chief Financial Officer
                ----------------------------------
Date:           March 6, 2007
                ------------------------------